                                                                 EXHIBIT 10.21

                      EXPONENT, INC. 401(k) SAVINGS PLAN



                    Original Effective Date:  March 1, 1988

                 Restatement Effective Date:  January 2, 1999



Wilson, Sonsini, Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304-1050
(650) 493-9300
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                               TABLE OF CONTENTS

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INTRODUCTION..................................................................................................................     1

ARTICLE II DEFINITIONS........................................................................................................     2

         2.1      Account.....................................................................................................     2
         2.2      Adjustment Factor...........................................................................................     2
         2.3      Administrator...............................................................................................     2
         2.4      Beneficiary.................................................................................................     2
         2.5      Board.......................................................................................................     2
         2.6      Break in Service............................................................................................     2
         2.7      Code........................................................................................................     3
         2.8      Committee...................................................................................................     3
         2.9      Company.....................................................................................................     3
         2.10     Compensation................................................................................................     3
         2.11     Contributions...............................................................................................     4
         2.12     Disability..................................................................................................     4
         2.13     Early Retirement............................................................................................     4
         2.14     Earnings....................................................................................................     4
         2.15     Effective Date..............................................................................................     4
         2.16     Eligible Employees..........................................................................................     5
         2.17     Employee....................................................................................................     6
         2.18     Employer....................................................................................................     6
         2.19     Employer Mandatory Contributions............................................................................     6
         2.20     Employer Matching Contributions.............................................................................     7
         2.21     Employment Commencement Date................................................................................     7
         2.22     Entry Date..................................................................................................     7
         2.23     ERISA.......................................................................................................     7
         2.24     Highly Compensated Employee.................................................................................     7
         2.25     Hour of Service.............................................................................................     8
         2.26     Leased Employee.............................................................................................     9
         2.27     Non-Highly Compensated Employee.............................................................................     9
         2.28     Normal Retirement...........................................................................................     9
         2.29     Participant.................................................................................................     9
         2.30     Participating Employer......................................................................................     9
         2.31     Plan........................................................................................................    10
         2.32     Plan Year...................................................................................................    10
         2.33     Qualified Matching Contributions............................................................................    10
         2.34     Qualified Nonelective Contributions.........................................................................    10
         2.35     Reemployment Commencement Date..............................................................................    10
         2.36     Regulations.................................................................................................    10
         2.37     Rollover Contributions......................................................................................    10
         2.38     Salary Deferral Contributions...............................................................................    10
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         2.39     Section 415 Compensation....................................................................................    11
         2.40     Severance Date..............................................................................................    11
         2.41     Spouse or Surviving Spouse..................................................................................    11
         2.42     Trust.......................................................................................................    12
         2.43     Trust Agreement.............................................................................................    12
         2.44     Trustee.....................................................................................................    12
         2.45     Valuation Date..............................................................................................    12
         2.46     Year of Service.............................................................................................    12
         2.47     Other Definitions...........................................................................................    12

ARTICLE III ELIGIBILITY.......................................................................................................    15

         3.1      Participation...............................................................................................    15
         3.2      Reemployment................................................................................................    15
         3.3      Change in Employment Status.................................................................................    15
         3.4      Enrollment of Participant...................................................................................    15
         3.5      Erroneous Participation.....................................................................................    15

ARTICLE IV CONTRIBUTIONS......................................................................................................    17

         4.1      Salary Deferral Contributions...............................................................................    17
         4.2      Employer Matching Contributions and Qualified Matching Contributions........................................    17
         4.3      Employer Mandatory Contributions and Qualified Nonelective Contributions....................................    18
         4.4      Limitations on Contributions................................................................................    19
         4.5      Time and Manner of Payment of Contributions.................................................................    19
         4.6      Receipt of Assets from Another Plan.........................................................................    19

ARTICLE V ACCOUNTS............................................................................................................    20

         5.1      Participant's Accounts......................................................................................    20
         5.2      Allocation of Contributions.................................................................................    21
         5.3      Allocation of Earnings......................................................................................    21
         5.4      Section 415 Limitations.....................................................................................    21
         5.5      Discrimination Testing of Salary Deferral Contributions.....................................................    27
         5.6      Distribution of Excess Elective Deferrals...................................................................    31
         5.7      Discrimination Testing of Employer Matching Contributions...................................................    33
         5.8      Corrective Procedure for Discriminatory Matching Contributions..............................................    35

ARTICLE VI VESTING AND DISTRIBUTION OF ACCOUNTS...............................................................................    38

         6.1      Vested Interest.............................................................................................    38
         6.2      Forfeitures.................................................................................................    39
         6.3      Early Retirement............................................................................................    40
         6.4      Normal Retirement...........................................................................................    40
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         6.5      Disability..................................................................................................    40
         6.6      Death Benefits..............................................................................................    40
         6.7      Termination of Employment...................................................................................    41
         6.8      Commencement of Distribution................................................................................    41
         6.9      Special Distribution Rules for Salary Deferral Contributions and Qualified Nonelective Contributions........    43
         6.10     Direct Rollovers and Withholding............................................................................    43
         6.11     Form of Benefit.............................................................................................    44
         6.12     Minimum Distribution Requirements...........................................................................    44
         6.13     Distribution to Minor or Incompetent........................................................................    49
         6.14     Beneficiary Designation.....................................................................................    49
         6.15     Spousal Consent.............................................................................................    49
         6.16     Location of Participant or Beneficiary Unknown..............................................................    50
         6.17     Hardship Distributions......................................................................................    50
         6.18     Loans.......................................................................................................    52
         6.19     In-Service Withdrawals at and After Age Fifty-Nine and One-Half (59 1/2)....................................    53
         6.20     Form of Distribution........................................................................................    53

ARTICLE VII ADMINISTRATION....................................................................................................    54

         7.1      Allocation of Administrative Responsibilities...............................................................    54
         7.2      Powers and Duties of the Administrator......................................................................    54
         7.3      Powers and Duties of the Committee..........................................................................    55
         7.4      Discretion of the Administrator and the Committee...........................................................    56
         7.5      Reallocation or Delegation of Responsibility................................................................    56
         7.6      Committee Appointment and Governance........................................................................    56
         7.7      Domestic Relations Orders...................................................................................    59

ARTICLE VIII LEAVES OF ABSENCE AND TRANSFERS..................................................................................    62

         8.1      Military Leave of Absence...................................................................................    62
         8.2      Other Leaves of Absence.....................................................................................    62
         8.3      Transfers...................................................................................................    62

ARTICLE IX TRUST PROVISIONS...................................................................................................    64


ARTICLE X FEES AND EXPENSES...................................................................................................    65


ARTICLE XI AMENDMENT, TERMINATION OR MERGER...................................................................................    66

         11.1     Amendment...................................................................................................    66
         11.2     Termination.................................................................................................    66
         11.3     Merger......................................................................................................    67
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ARTICLE XII ADOPTION OF PLAN BY RELATED ENTITIES..............................................................................    68

         12.1     Adoption of the Plan........................................................................................    68
         12.2     Withdrawal..................................................................................................    68

ARTICLE XIII CLAIMS PROCEDURE.................................................................................................    69

         13.1     Right to File Claim.........................................................................................    69
         13.2     Denial of Claim.............................................................................................    69
         13.3     Claim Review Procedure......................................................................................    69

ARTICLE XIV TOP-HEAVY PROVISIONS..............................................................................................    71

         14.1     Purpose.....................................................................................................    71
         14.2     Definitions.................................................................................................    71
         14.3     Minimum Allocation..........................................................................................    73

ARTICLE XV MISCELLANEOUS......................................................................................................    75

         15.1     Legal or Equitable Action...................................................................................    75
         15.2     Indemnification.............................................................................................    75
         15.3     No Enlargement of Plan Rights...............................................................................    75
         15.4     No Enlargement of Employment Rights.........................................................................    75
         15.5     Interpretation..............................................................................................    75
         15.6     Governing Law...............................................................................................    76
         15.7     Non-Alienation of Benefits..................................................................................    76
         15.8     No Reversion................................................................................................    76
         15.9     Conflict....................................................................................................    77
         15.10    Severability................................................................................................    77
         15.11    Conditional Restatement.....................................................................................    77

APPENDIX A - GUIDELINES FOR ANNUITY FORMS OF DISTRIBUTION.....................................................................    A1

         A.1      Definitions.................................................................................................    A1
         A.2      Qualified Joint and Survivor Annuity........................................................................    A2
         A.3      Qualified Preretirement Survivor Annuity....................................................................    A3
         A.4      Election of Optional Forms of Benefit.......................................................................    A4
         A.5      Special Payment Date........................................................................................    A6
         A.6      Timing of Death Distribution................................................................................    A6
         A.7      Spousal Consent.............................................................................................    A7

APPENDIX B - FORM OF BENEFIT DISTRIBUTIONS FOR PARTICIPANTS COMMENCING PARTICIPATION BEFORE JANUARY 2, 1999...................    B1

         B.1      Automatic Form of Distribution..............................................................................    B1
         B.2      Optional Forms of Distribution..............................................................................    B1
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APPENDIX C - MERGER OF PERFORMANCE TECHNOLOGIES, INC. SAVINGS PLAN............................................................    C1

         C.1      Transfer of Account Balances................................................................................    C1
         C.2      Amount of Account Balance...................................................................................    C1
         C.3      Investment of Account Balance...............................................................................    C1
         C.4      Service Credit..............................................................................................    C1
         C.5      Vesting.....................................................................................................    C1
         C.6      Protected Benefits..........................................................................................    C2

APPENDIX D - MERGER OF THE EXPONENT, INC. EMPLOYEE PENSION PLAN...............................................................    D1

         D.1      Transfer of Account Balances................................................................................    D1
         D.2      Amount of Account Balance...................................................................................    D1
         D.3      Investment of Account Balance...............................................................................    D1
         D.4      Service Credit..............................................................................................    D1
         D.5      Protected Benefits..........................................................................................    D1
         D.6      FaAA Protected Benefits.....................................................................................    D3
         D.7      In-Service Withdrawals Prohibited...........................................................................    D3
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                                   ARTICLE I
                                   ---------

                                 INTRODUCTION
                                 ------------

     Exponent, Inc. maintains the Exponent, Inc. 401(k) Savings Plan, consisting of the following provisions, for the exclusive benefit of Participants and their Beneficiaries (and for defraying reasonable administrative expenses of the Plan). The Plan was originally established effective as of March 1, 1988 as The Failure Group, Inc. 401(k) Savings Plan, and the Plan has been subsequently renamed, and amended and restated on several occasions. The Company further amends and restates the Plan, in its entirety, effective as of January 2, 1999 (except as otherwise stated herein).

     Effective as of July 1, 1999, the Performance Technologies, Incorporated Savings Plan was merged with and into the Plan. Effective as of June 30, 1994, the Exponent, Inc. Employee Pension Plan (formerly named The Failure Group, Inc. Employee Pension Plan) was merged with and into the Plan. Previously, effective as of December 30, 1994, The Failure Analysis Associates Employee Pension Plan was merged with and into the Exponent, Inc. Employee Pension Plan. In all cases, the protected benefits have been preserved, as set forth in the Appendices attached hereto, for purposes of complying with Code Section 411(d)(6).

     The Plan is intended to be a tax-qualified profit sharing plan and related tax-exempt trust under Code Sections 401(a) and 501(a), and is intended to include a tax-qualified cash or deferred arrangement under Code Section 401(k) and is intended to provide for the possibility that a matching contribution arrangement under Code Section 401(m) may be implemented at a later date. The Plan is also intended to provide participant-directed investment accounts in compliance with ERISA Section 404(c).

                                  ARTICLE II
                                  ----------

                                  DEFINITIONS
                                  -----------

     Wherever used in this Plan, the following terms shall have the meanings indicated below, unless a different meaning is plainly required by the context or if such term is defined differently for particular groups of Participants in one or more of the Appendices. The singular shall include the plural, unless the context indicates otherwise. Headings of sections are used for convenience of reference only, and in case of conflict, the text of the Plan, rather than such headings, shall control.

     2.1  Account. "Account" means a Participant's interest in the Trust, which
          -------
may consist of any or all of the following: Salary Deferral Contributions Account, Employer Mandatory Contributions Account, Employer Matching Contributions Account, Qualified Matching Contributions Account, Qualified Nonelective Contributions Account, Rollover Contributions Account, PTI Plan Account, Pension Plan Account, FaAA Plan Account, and such other Account(s) as the Administrator shall determine. Reference to Account herein shall include reference to any or all of the above-mentioned accounts, as applicable.

     2.2  Adjustment Factor. "Adjustment Factor" means the cost-of-living
          -----------------
adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d), as applied to such items and in such manner as the Secretary of the Treasury shall provide from time to time.

     2.3  Administrator. "Administrator" means, within the meaning of ERISA
          -------------
Section 3(16)(A), the Company, which also shall be a named fiduciary within the meaning of ERISA Section 402(a)(2).

     2.4  Beneficiary. "Beneficiary" means the person or entity who is entitled
          -----------
to receive benefits payable from the Plan on account of a Participant's death. (For purposes of complying with certain contracts that the Company has entered into with the City of San Francisco, "Beneficiary" includes, without limitation, a domestic partner of the Participant to the extent the Participant designates such individual as his or her Beneficiary, in accordance with the Administrator's procedures.)

     2.5  Board.  "Board" means the Board of Directors of the Company.
          -----

     2.6  Break in Service.  "Break in Service" means:
          ----------------

          (a) A Plan Year during which an Employee does not complete more than five hundred (500) Hours of Service. Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in a computation period, an individual who is absent on account of maternity or paternity leave (as described below), or on account of an authorized leave of absence (as described in Section 8.1 or 8.2), shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service for each day of such absence.

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          (b)  For purposes of paragraph (a) above, "maternity or paternity leave" means a period during which an Employee is absent because of (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with the Employee's adoption of the child, or (iv) the caring for a child by the Employee immediately after the birth or placement of the child.

     2.7  Code. "Code" means the Internal Revenue Code of 1986, as amended from
          ----
time to time, and applicable valid Regulations issued thereunder.

     2.8  Committee. "Committee" means the Exponent, Inc. 401(k) Savings Plan
          ---------
Committee which shall assist in the day-to-day administration of the Plan pursuant to Section 7.3.

     2.9  Company.  "Company" means Exponent, Inc.
          -------

     2.10 Compensation. "Compensation" subject to paragraphs (a) through (c)
          ------------
below, means all of an Employee's base salary or wages, including Excellence Awards, overtime, vacation pay, holiday pay, severance paid in lieu of notice, and accrued vacation pay paid as a result of termination of employment. Compensation shall also include any amount which is contributed by the Employer pursuant to a salary deferral agreement and which is not includable in the gross income of the Employee under Code Section 125, 402(e)(3), 402(h) or 403(b). Compensation shall exclude bonuses and reimbursements for moving and relocation expenses and all other forms of remuneration not specifically named herein.

          (a) Compensation shall include only that compensation which is actually paid or made available to the Employee during the Plan Year.

          (b) The annual Compensation of each Employee that is taken into account under the Plan shall not exceed One Hundred Sixty Thousand Dollars ($160,000), as adjusted by the Adjustment Factor. The Adjustment Factor in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (the "Determination Period") beginning in such calendar year. If a Determination Period consists of fewer than twelve (12) months, the One Hundred Sixty Thousand Dollars ($160,000) annual Compensation limit shall be multiplied by a fraction, the numerator of which is in the number of months in the Determination Period, and the denominator of which is twelve (12). If Compensation for any prior Determination Period is taken into account in determining an Employee's benefits accruing in the current Plan Year, then the Compensation for that prior Determination Period is subject to the annual Compensation limit in effect for that prior Determination Period.

          (c) The determination of the amount of Compensation shall be made by the Participating Employer (or its designee) by which the Employee is employed, in accordance with the records of the Participating Employer, and shall be conclusive.

     2.11 Contributions.  "Contributions" means Salary Deferral Contributions,
          -------------
Employer Mandatory Contributions, Employer Matching Contributions, Qualified Matching Contributions, and Qualified Nonelective Contributions.

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     2.12  Disability.  "Disability" means the mental or physical inability of a
           ----------
Participant to perform his or her normal job as evidenced by the certificate of a medical examiner satisfactory to the Committee certifying that the Participant is disabled under the standards of the Company's long-term disability plan or upon an adjudication by the Social Security Administration that the Participant is disabled within the meaning of the Social Security Act.

     2.13  Early Retirement.  Except as may be specified in one or more of the
           ----------------
Appendices, this Plan does not provide for an Early Retirement.

     2.14  Earnings.  "Earnings" means (a) interest, dividends, rents,
           --------
royalties, net realized and unrealized gains and losses and other income, less
(b) fees, commissions, insurance premiums and other expenses.

     2.15  Effective Date.  "Effective Date" means January 2, 1999, except as
           --------------
otherwise provided herein; provided, however, that any provision of the Plan required as a result of the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Uruguay Round Agreements Act of 1994, the Uniformed Services Employment and Reemployment Rights Act of 1994 or any other applicable legislation, shall be effective as of the date specified in such legislation.

     2.16  Eligible Employees.  "Eligible Employees" means all Employees of each
           ------------------
Participating Employer, except:

           (a) individuals who are classified as hourly Employees by the Employer;

           (b) individuals who are classified as Temporary Employees by the Employer. "Temporary Employees" means individuals who are employed for short-term assignments, other than Employees who are credited with one thousand (1,000) Hours of Service in the twelve (12) consecutive month period measured from the date the Employee completes his or her first Hour of Service or any Plan Year which begins after the date the Employee completes his or her first Hour of Service;

           (c)  Leased Employees;

           (d) Employees who are non-resident aliens (within the meaning of Code Section 7701(b)(1)(B)) and who receive no earned income (within the meaning of Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3));

           (e) Employees who are covered by a collective bargaining agreement between a union and the Employer or any employers' association under which retirement benefits were the subject of good faith bargaining, unless the agreement specifically provides for coverage of such Employees under the Plan;

           (f) individuals who are classified as Consultants by the Employer, whether or not such classification is upheld upon governmental or judicial review. "Consultants" means individuals

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(who may also be referred to as independent contractors) who have specialized knowledge or special skills and are retained to provide advice or assistance to the Employer and who are not Employees of the Employer;

          (g) individuals who are classified as Agency Workers by the Employer, whether or not such classification is upheld upon governmental or judicial review. "Agency Workers" means individuals who are employed pursuant to a written agreement with an agency or other third party for a specific job assignment or project;

          (h) individuals who are classified as Interns by the Employer. "Interns" means individuals enrolled in a college and/or university, employed by the Employer and designated as Interns by the Employer. An Employee who meets the foregoing criteria shall be classified as an Intern even if he or she does not receive academic course credit from his or her college or university based upon the Intern's term of employment;

          (i) individuals who are Reclassified Employees. "Reclassified Employees" means Employees who were not initially classified by the Employer as Employees, but who were subsequently reclassified as Employees by a federal, state or local group, organization or agency, or a court;

          (j) individuals who are parties to an agreement that provides that they shall not be eligible to participate in the Plan, whether or not such agreement is upheld upon governmental or judicial review; or

          (k) individuals who are not on the United States payroll of the Employer.

     2.17 Employee.  "Employee" means any person who is employed by, and
          --------
designated as an employee, by the Employer, or who is a Leased Employee. If, however, Leased Employees constitute less than twenty percent (20%) of the non-highly compensated workforce (within the meaning of Code Section
414(n)(5)(C)(ii)), then the term "Employee" shall not include those Leased Employees who are covered by a money purchase pension plan providing:

          (a) a non-integrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the individual's gross income under Code Section 125, 402(e)(3), 402(h), 403(b), or 408(p);

          (b)  immediate participation; and

          (c)  full and immediate vesting.

     2.18 Employer.  "Employer" means: (a) the Company; (b) any other
          --------
corporation which is a member of a controlled group of corporations (as defined under Code Section 414(b)) which includes the Company; (c) any trade or business (whether or not incorporated) which is under common control (as defined under Code Section 414(c)) with the Company; (d) any organization

(whether or not incorporated) which is a member of an affiliated service group (as defined under Code Section 414(m)) which includes the Company; and (e) any other organization or entity which is required to be aggregated with the Company pursuant to Code Section 414(o). For purposes of the calculation of Annual Additions as set forth in Section 5.4, the determination of whether any entity is an Employer shall be made in accordance with Code Section 415(h).

     2.19  Employer Mandatory Contributions. "Employer Mandatory Contributions"
           --------------------------------
means Employer Contributions made by a Participating Employer under this Plan in accordance with Section 4.3.

     2.20  Employer Matching Contributions.  "Employer Matching Contributions"
           -------------------------------
means Employer Contributions made by a Participating Employer under this Plan on account of Salary Deferral Contributions in accordance with Section 4.2.

     2.21  Employment Commencement Date.  "Employment Commencement Date" means
           ----------------------------
the date on which an Employee first performs an Hour of Service for the Employer, within the meaning of Department of Labor Regulation Section 2530.200b-2(a).

     2.22  Entry Date.  "Entry Date" means the first day of any Plan Year and
           ----------
each business day of the Company during the Plan Year.

     2.23  ERISA.  "ERISA" means the Employee Retirement Income Security Act of
           -----
1974, as amended from time to time, and applicable valid Regulations issued thereunder.

     2.24  Highly Compensated Employee.
           ---------------------------

           (a) "Highly Compensated Employee" means, for any Plan Year, an Employee in active service who meets any of the following criteria:

                (i) is, at any time during the current Plan Year or the immediately preceding Plan Year, a five percent (5%) owner (as determined under Code Section 416(i)(1)) of an Employer; or

                (ii) received aggregate Section 415 Compensation for the immediately preceding Plan Year in excess of Eighty Thousand Dollars ($80,000), as adjusted by the Adjustment Factor, and is a member of the Top-Paid Group for that immediately preceding Plan Year.

           (b) For purposes of this Section, the following provisions shall apply:

                (i) A former Employee shall be treated as a Highly Compensated Employee if:

                     (A) such Employee was a Highly Compensated Employee when such Employee separated from service; or

                     (B) such Employee was a Highly Compensated Employee at any time after attaining age fifty-five (55).

               (ii) The term "Top-Paid Group" means the top twenty percent (20%) of all Employees (including any Leased Employees treated as Employees) when ranked on the basis of the Section 415 Compensation paid to such Employees for the Plan Year under consideration. However, for purposes of calculating the number of Employees in the Top-Paid Group, the following Employees shall be excluded:

                     (A) Employees who have completed less than six (6) months of service;

                     (B) Employees who normally work less than seventeen and one-half (17 1/2) hours per week;

                     (C) Employees who normally work six (6) months or less during the Plan Year under consideration;

                     (D) Employees who have not attained age twenty-one (21) as of the last day of the Plan Year under consideration; and

                     (E) Employees who are non-resident aliens (within the meaning of Code Section 7701(b)(1)(B)) and who receive no earned income (within the meaning of Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).

          (c) For purposes of this Section, the Section 415 Compensation of each Employee shall be determined on an aggregate basis as if all Employers were a single employer entity paying such Section 415 Compensation. All other determinations under this Section shall be made in accordance with Code Section 414(q).

     2.25 Hour of Service.  "Hour of Service" means:
          ---------------

          (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment of wages by an Employer for the performance of duties and for reasons other than the performance of duties; provided, however, that:

               (i) no more than five hundred and one (501) Hours of Service shall be credited on account of any single continuous period during which no duties are performed; and

               (ii) no Hours of Service shall be credited if payment was made or due:

                     (A) under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws; or

                     (B) solely as reimbursement for medical or medically-related expenses incurred by the Employee.

          (b) An Employee on a leave of absence (pursuant to Section 8.1 or 8.2) shall be credited with Hours of Service equal to the number of regularly-scheduled working hours included in the period of such leave (subject to paragraph (a)(i)).

          (c) "Hours of Service" shall, for an Employee, include each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer (such Hours of Service shall be credited for the periods to which the award or agreement pertains rather than the periods in which the award, agreement, or payment is made); provided, however, Hours of Service shall not be credited under this paragraph to the extent such credit would duplicate any hours credited above.

          (d) Hours of Service shall be credited for employment with any Employer, and shall be calculated in accordance with Department of Labor Regulation Sections 2530.200b-2(b) and (c).

     2.26  Leased Employee.  "Leased Employee" means any individual who,
           ---------------
pursuant to an agreement between the Employer and any other individual, has performed services for the Employer (or for the Employer and related individuals determined in accordance with Code Section 414(n)(6)) ("Recipient Employer") on a substantially full-time basis for a period of at least one (1) year, and such services are performed under the primary direction of or control by the Recipient Employer.

     2.27  Non-Highly Compensated Employee.  "Non-Highly Compensated Employee"
           -------------------------------
means an Employee who is not a Highly Compensated Employee.

     2.28  Normal Retirement.  "Normal Retirement" means the date on which a
           -----------------
Participant attains age fifty-nine and one-half (59 1/2).

     2.29  Participant.  "Participant" means a current or former Eligible
           -----------
Employee or other individual for whom an Account is or could be maintained under the Plan.

     2.30  Participating Employer.  "Participating Employer" means the Company
           ----------------------
and any other Employer that adopts the Plan for the benefit of its Eligible Employees pursuant to Section 12.1.

     2.31  Plan.  "Plan" means the Exponent, Inc. 401(k) Savings Plan, as set
           ----
forth herein and in amendments from time to time made hereto.

     2.32  Plan Year.  "Plan Year" means the Company's fiscal year, that is, the
           ---------
twelve (12) consecutive-month period beginning each year on the Saturday which falls closest to the last day of December, and ending each year on the Friday which falls closest to the last day of December.

     2.33  Qualified Matching Contributions.  "Qualified Matching Contributions"
           --------------------------------
means discretionary Participating Employer Contributions under this Plan or any other tax-qualified plan of the Employer, which may be treated as Salary Deferral Contributions for purposes of the ADP test made in accordance with
Section 4.2.

     2.34  Qualified Nonelective Contributions.  "Qualified Nonelective
           -----------------------------------
Contributions" means discretionary Participating Employer Contributions under this Plan or any other tax-qualified plan of the Employer, which may be treated as Salary Deferral Contributions for purposes of the ADP test, or as Employer Matching Contributions for purposes of the ACP test, in accordance with Section 4.3.

     2.35  Reemployment Commencement Date.  "Reemployment Commencement Date"
           ------------------------------
means the first date, following a Severance Date, on which an Employee again performs one (1) Hour of Service for the Employer.

     2.36  Regulations.  "Regulations" means the Income Tax Regulations as
           -----------
prescribed by the Secretary of the Treasury from time to time under the Code.

     2.37  Rollover Contributions.  "Rollover Contributions" means
           ----------------------
contributions under this Plan in accordance with Section 4.6.

     2.38  Salary Deferral Contributions.  "Salary Deferral Contributions" means
           -----------------------------
Participating Employer Contributions under this Plan, made in accordance with
Section 4.1.

     2.39  Section 415 Compensation.  "Section 415 Compensation" means, except
           ------------------------
as set forth below, wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid to salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, reimbursements, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Regulation Section 1.62-2(c)). Section 415 Compensation includes any elective deferrals (as defined in Code Section 402(g)(3)), and any amount contributed or deferred by the Employer at the election of the Employee and not includable in the gross income of the Employee by reason of Code Section 125 or 457.

     Section 415 Compensation shall not include the following:

           (a) Employer contributions to a plan of deferred compensation that are not includable in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

          (b) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

          (c) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

          (d) other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Employee).

     2.40 Severance Date.  "Severance Date" means the first to occur of (a) the
          --------------
date that an Employee terminates employment with the Employer because he or she quits, is discharged, dies or retires, or (b) for purposes of distributions, the date that an Employee is determined to have a Disability.

     2.41 Spouse or Surviving Spouse.  "Spouse" or "Surviving Spouse" means,
          --------------------------
except as may be specified in one or more of the Appendices, the spouse or surviving spouse of a Participant; provided, however, that a former spouse shall be treated as the spouse or surviving spouse to the extent provided under a Qualified Domestic Relations Order as described in Section 7.7.

     2.42 Trust.  "Trust" means the assets held in the trust maintained under
          -----
Article IX.

     2.43 Trust Agreement.  "Trust Agreement" means the separate agreement
          ---------------
entered into by and between the Company and the Trustee pursuant to which the Trust is held, administered and distributed.

     2.44 Trustee.  "Trustee" means the person(s) or entity named in the Trust
          -------
Agreement, or any successor or successors thereto, and designated by the Company to act as trustee of the Trust, in accordance with Article IX.

     2.45 Valuation Date.  "Valuation Date" means the last day of each Plan
          --------------
Year and such other date(s) as the Administrator may designate from time to time.

     2.46 Year of Service.  "Year of Service" means a Plan Year during which an
          ---------------
Employee is credited with at least one thousand (1,000) Hours of Service.

          (a) For purposes of determining Years of Service and Breaks in Service for purposes of eligibility and vesting, the initial computation period is the twelve (12) consecutive-month period beginning on the Employee's Employment Commencement Date.

          (b) Succeeding twelve (12) consecutive-month periods commence with the first Plan Year which commences prior to the first anniversary of the Employee's Employment Commencement Date regardless of whether the Employee is entitled to be credited with one thousand (1,000) Hours of Service during the initial computation period. An Employee who is credited with one thousand (1,000) Hours of Service in both the initial computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial computation period shall be credited with two (2) Years of Service for purposes of eligibility to participate and vesting.

     2.47  Other Definitions.  In addition to the definitions contained in this
           -----------------
Section, the following terms are defined in the specified Section below:

           Section            Term
           -------            ----
           5.5(a)(i)          Actual Deferral Percentage ("ADP")
           5.7(a)(i)          Actual Contribution Percentage ("ACP")
           5.7(a)(ii)         Aggregate Limit
           7.7(a)(i)          Alternate Payee
           5.4(a)(i)          Annual Additions
           A.1(a)             Annuity Contract
           A.1(b)             Annuity Starting Date
           6.12(a)(i)         Applicable Life Expectancy
           5.7(a)(iii)        Average ACP
           5.5(a)(ii)         Average ADP
           5.7(a)(iv)         Contribution Percentage Amount
           5.4(a)(ii)         Defined Benefit Fraction
           5.4(a)(iii)        Defined Contribution Dollar Limitation
           5.4(a)(iv)         Defined Contribution Fraction
           6.12(a)(ii)        Designated Beneficiary
           14.2(a)            Determination Date
           14.2(b)            Determination Period
           6.10(a)(i)         Direct Rollover
           6.10(a)(ii)        Distributee
           6.12(a)(iii)       Distribution Calendar Year
           7.7(a)(ii)         Domestic Relations Order or Order
           5.6(a)(i)          Elective Deferrals
           5.7(a)(v)          Eligible Participant
           6.10(a)(iii)       Eligible Retirement Plan
           6.10(a)(iv)        Eligible Rollover Distribution
           5.5(a)(iii)        Excess 401(k) Contributions
           5.4(a)(v)          Excess Amount
           5.6(a)(ii)         Excess Elective Deferrals
           5.7(a)(vi)         Excess Matching Contributions
           5.1(i)             FaAA Plan Account
           6.12(a)(iv)        Five Percent Owner
           6.17               Hardship
           5.4(a)(vi)         Highest Average Compensation
           7.3(b)             Investment Manager

           A.1(c)             Joint and Last Survivor Life Expectancy
           14.2(c)            Key Employee
           6.12(a)(v), A.1(d) Life Expectancy
           5.4(a)(vii)        Limitation Year
           7.6(b)             Member A, Member B, Member C, Member D, and
                              Members
           2.6(b)             Maternity and Paternity Leave
           5.4(a)(viii)       Maximum Permissible Amount
           14.2(d)            Non-Key Employee
           5.4(a)(ix)         Other Plan
           5.1(g)             PTI Plan Account
           6.12(a)(vi)        Participant's Benefit
           5.1(h)             Pension Plan Account
           14.2(e)            Permissive Aggregation Group
           5.4(a)(x)          Projected Annual Benefit
           11.3, C.6, D.5     Protected Benefits
           7.7(a)(iii)        Qualified Domestic Relations Order
           A.1(e)             Qualified Joint and Survivor Annuity
           A.1(f)             Qualified Preretirement Survivor Annuity
           2.26               Recipient Employer
           14.2(f)            Required Aggregation Group
           A.1(g)             Required Beginning Date
           7.7(d)(i)          Segregated Amounts
           6.15(a)            Spousal Consent
           A.1(i)             Straight Life Annuity
           14.2(g)            Top-Heavy Plan
           14.2(h)            Top-Heavy Ratio
           2.24(b)(ii)        Top-Paid Group
           14.2(i)            Valuation Date

                                  ARTICLE III
                                  -----------

                                  ELIGIBILITY
                                  -----------
     3.1  Participation.  Each individual who was a Participant in the Plan on
          -------------
the day before the Effective Date and is an Eligible Employee on the Effective Date, shall automatically continue as a Participant on the Effective Date. Each other Eligible Employee shall become a Participant in the Plan on the Entry Date coinciding with or next following his or her Employment Commencement Date, or if later, the date that he or she attains age twenty-one (21).

     3.2  Reemployment.  If either a Participant, or an Eligible Employee who
          ------------
has satisfied the age requirement of Section 3.1 terminates employment with a Participating Employer and is thereafter reemployed by the Employer as an Eligible Employee, then such Employee shall become a Participant in the Plan as of the later of his or her Reemployment Commencement Date or the Entry Date on which he or she could have first become a Participant in the Plan.

     3.3  Change in Employment Status.  If a Participant ceases to be an
          ---------------------------
Eligible Employee, then such Employee shall be reinstated as a Participant upon again becoming an Eligible Employee. If, however, an Employee who is not, and has never been, an Eligible Employee becomes an Eligible Employee, then such Employee shall become a Participant in the Plan upon on the Entry Date coincident with or next following the later of the date on which he or she (a) becomes an Eligible Employee, or (b) satisfies the age requirement set forth in
Section 3.1.

     3.4  Enrollment of Participant.  Each Eligible Employee shall comply with
          -------------------------
such enrollment procedures as the Administrator may prescribe from time to time and shall make available to the Administrator and the Trustee any information they may request. By virtue of his or her participation in the Plan, an Eligible Employee agrees, on his or her behalf and on behalf of all individuals who may make any claim arising out of, relating to, or resulting from that Eligible Employee's participation in the Plan, to be bound by all provisions of the Plan, the Trust Agreement and other related agreements.

     3.5  Erroneous Participation.
          -----------------------

          (a) If Salary Deferral Contributions are erroneously made on behalf of an individual who is not eligible to participate in the Plan, then such Salary Deferral Contributions plus Earnings thereon shall be distributed to that individual as soon as administratively feasible after discovery of such error.

          (b) If a Rollover Contribution is erroneously made by an individual who is not eligible to make a Rollover Contribution, then such Rollover Contribution plus Earnings thereon shall be distributed to that individual as soon as administratively feasible after discovery of such error.

          (c) If any Contributions (other than Salary Deferral Contributions, as set forth in paragraph (a)) are erroneously made on behalf of an individual who is not entitled to such Contributions, then such erroneously made Contributions shall be forfeited and: first, returned to the Participating
                                      -----
Employer in accordance with Section 15.8, to the extent such Contribution constitutes a mistake of fact; second, used to pay administrative expenses of
                               ------
the Plan for the Plan Year in which the error is discovered; third, to offset
                                                             -----
the Employer's obligation to make Employer Mandatory Contributions for the Plan Year in which the error occurs; and fourth, to allocate as Employer Matching
                                    ------
Contributions for the Plan Year in which the error occurs.

                                  ARTICLE IV
                                  ----------

                                 CONTRIBUTIONS
                                 -------------

     4.1  Salary Deferral Contributions.
          -----------------------------

          (a) Subject to the limitations of Sections 5.4 and 5.5, an Eligible Employee who has satisfied the age requirement in Section 3.1 may elect, in accordance with the procedures established from time to time by the Administrator, to have a portion of his or her Compensation contributed to his or her Salary Deferral Contributions Account. The Participant's election shall specify the amount of his or her Compensation to be contributed, which amount shall not be less than one percent (1%) and not more than fifteen percent (15%) of the Participant's Compensation for payroll period; provided, however, in no event shall the dollar amount contributed on behalf of such Participant for any calendar year exceed the limit prescribed under Code Section 402(g)(5) (Ten Thousand Dollars ($10,000) in 1999). A Participant may elect to increase, decrease or discontinue Salary Deferral Contributions in such manner and at such time as the Administrator shall specify from time to time.

          (b) For purposes of the Plan, and with respect to Salary Deferral Contributions made on behalf of any Participant, such Salary Deferral Contributions shall be allocated to the Participant's Salary Deferral Contributions Account as of a given date within the Plan Year and shall relate to Compensation that would have been received by the Participant in the Plan Year but for the Participant's election to defer such Compensation.

     4.2  Employer Matching Contributions and Qualified Matching Contributions.
          --------------------------------------------------------------------

          (a)  The Company may elect, subject to the provisions of paragraphs
(b) and (c), that Participating Employers shall make Employer Matching Contributions to the Trust for any Plan Year. All Employer Matching Contributions shall be made in such amount, manner, form, and at such time, as prescribed by the Company from time to time. All such Employer Matching Contributions shall be allocated to the Employer Matching Contributions Accounts of all Participants who are actively employed by the Employer on the last day of the Plan Year or who are not actively employed on the last day of the Plan Year solely due to Normal Retirement, Early Retirement, Disability or death.

          (b) The Employer may further elect to make an additional Matching Contribution, to be allocated as of the last day of the Plan Year to Participants as an end of the year adjustment to take into account any changes in Compensation or Participant Salary Deferral elections which may have occurred during the Plan Year. The amount of this additional Employer Matching Contribution shall be equal to the difference, if any, between (i) the Employer Matching Contributions allocated to the Participant pursuant to paragraph (a), and (ii) an Employer Matching Contribution determined pursuant to any applicable formula which the Company may elect, but based on a Participant's Compensation and Salary Deferral Contributions for the Plan Year. This additional Employer Matching Contribution, if any, shall be allocated to the Employer Matching Contributions Account of all the Participants specified by the Company from time to time of all Participants actively employed by the Employer on the last day of the Plan Year, or not actively employed by the Employer on the last day of the Plan Year due to attainment of Normal Retirement Age, Disability or death.

          (c) Employer Matching Contributions which would otherwise be made on behalf of a Participant may be reduced to the extent necessary to comply with the limitations of Sections 4.4, 5.4, 5.5 and 5.7, and the Employer shall have no obligation to contribute such amounts to the Trust.

          (d) The Administrator may elect to treat all or a portion of Employer Matching Contributions for a Plan Year as Qualified Matching Contributions for purposes of the ADP test.

          (e) For all purposes under the Plan, Employer Matching Contributions or Qualified Matching Contributions shall be subject to the distribution limitations of Article VI. Amounts allocated to a Participant's Qualified Matching Contributions Account shall not be eligible for hardship distribution under Section 6.17.

     4.3  Employer Mandatory Contributions and Qualified Nonelective
          ----------------------------------------------------------
Contributions.
-------------

          (a) The Participating Employers will make Employer Mandatory Contributions to Participants employed by any Participating Employer designated by the Company. The Employer Mandatory Contributions shall be seven percent (7%) of each eligible Participant's Compensation, subject to Section 5.4, for that Plan Year.

          (b) For Plan Years beginning prior to December 29, 2001, the Employer Mandatory Contributions for each Plan Year shall be allocated among the Employer Mandatory Contributions Accounts of all eligible Participants who are credited with one (1) Year of Service during the last two (2) Plan Years. For Plan Years beginning on and after December 30, 2001, the Employer Mandatory Contributions for each Plan Year shall be allocated among the Employer Mandatory Contributions Accounts of all eligible Participants who are credited with one (1) Year of Service. Notwithstanding the foregoing, an Employee who incurs a Disability during the Plan Year or whose employment with the Employer terminates as a result of death or Normal Retirement shall, for purposes of this Section, be deemed to have completed one (1) Year of Service during that Plan Year.

          (c) The Company may elect to treat all or a portion of Employer Mandatory Contributions for a Plan Year as Qualified Nonelective Contributions for purposes of the ADP test and/or the ACP test.

          (d) The Employer may, with respect to a Plan Year, allocate Qualified Nonelective Contributions to such Participants and in such a manner as it deems necessary or appropriate to satisfy the requirements of the Plan.

          (e) For all purposes of the Plan, Employer Mandatory Contributions and Qualified Nonelective Contributions shall be subject to the distribution limitations of Article VI. Amounts allocated to a Participant's Qualified Nonelective Contributions Account shall not be eligible for hardship distribution under Section 6.17.

     4.4  Limitations on Contributions.  Contributions for any Plan Year shall
          ----------------------------
not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. Notwithstanding the preceding sentence, to the extent necessary to provide Top Heavy minimum allocations, the Employer shall make Contributions, even if such Contributions exceed the amount deductible to the Employer under the provisions of Code Section 404.

     4.5  Time and Manner of Payment of Contributions.  Contributions shall be
          -------------------------------------------
paid to the Trustee in such manner and at such time as determined by the Administrator, subject to the timing requirements of applicable law.

     4.6  Receipt of Assets from Another Plan.
          -----------------------------------

          (a) If directed by the Administrator, the Trustee shall accept a transfer of assets for the benefit of an Eligible Employee or group of Eligible Employees. Such assets shall be (i) received directly from the trustee of a tax-qualified plan under Code Section 401(a) and related tax-exempt trust under Code
Section 501(a); (ii) received from the Eligible Employee in accordance with Code
Section 402(c) or 501(a); (iii) received from the Eligible Employee in accordance with Code Section 402(c) or 408(d)(3); or (iv) transferred in the form of a Direct Rollover from another tax-qualified plan.

          (b) Amounts attributable to elective contributions (as defined in Regulation Section 1.401(k)-1(g)(3)), including amounts treated as elective contributions which are transferred in a plan-to-plan transfer, shall be subject to the distribution limitations provided in Regulation Section 1.401(k)-1(d).

                                   ARTICLE V
                                   ---------

                                   ACCOUNTS
                                   --------

     5.1  Participant's Accounts.  The following separate Accounts, if
          ----------------------
applicable, shall be maintained for each Participant:

          (a)  Salary Deferral Contributions.  A Participant's Salary Deferral
               -----------------------------
Contributions Account shall be credited with all amounts attributable to Salary Deferral Contributions pursuant to Section 4.1.

          (b)  Employer Mandatory Contributions.  A Participant's Employer
               --------------------------------
Mandatory Contributions Account shall be credited with all amounts attributable to Employer Mandatory Contributions pursuant to Section 4.3.

          (c)  Employer Matching Contributions.  A Participant's Employer
               -------------------------------
Matching Contributions Account shall be credited with all amounts attributable to Employer Matching Contributions pursuant to Section 4.2.

          (d)  Qualified Matching Contributions.  A Participant's Qualified
               --------------------------------
Matching Contributions Account shall be credited with all amounts attributable to Qualified Matching Contributions pursuant to Section 4.2.

          (e)  Qualified Nonelective Contributions.  A Participant's Qualified
               -----------------------------------
Nonelective Contributions Account shall be credited with all amounts attributable to Qualified Nonelective Contributions pursuant to Section 4.3.

          (f)  Rollover Contributions.  A Participant's Rollover Contributions
               ----------------------
shall be credited with all amounts transferred to the Plan pursuant to Section 4.6.

          (g)  PTI Plan Account.  A Participant's PTI Plan Account shall be
               ----------------
behalf of each Participant whose account balance was transferred from the Performance Technologies, Incorporated Savings Plan to this Plan pursuant to the merger of that plan with and into this Plan.

          (h)  Pension Plan Account.  A Participant's Pension Plan Account
               --------------------
shall be maintained on behalf of each Participant whose account balance was transferred from The Failure Group, Inc. Employee Pension Plan to this Plan pursuant to the merger of that plan with and into this Plan.

          (i)  FaAA Plan Account.  A Participant's FaAA Plan Account shall be
               -----------------
maintained on behalf of each Participant whose account balance was transferred from The Failure Analysis Associates Employee Pension Plan to this Plan pursuant to the merger of that plan with and into this Plan.

          (j)  Other Accounts.  Such other Account(s) as the Administrator
               --------------
shall deem necessary or appropriate.

     5.2  Allocation of Contributions.  As of each Valuation Date, the
          ---------------------------
Administrator shall allocate to the Accounts of each Participant the Contributions made on his or her behalf, and, if applicable, the Rollover Contributions, since the preceding Valuation Date.

     5.3  Allocation of Earnings.
          ----------------------

          (a) As of each Valuation Date, the Trustee shall determine the net fair market value of all assets of the Trust, and the Trustee shall then report such value to the Administrator. The Administrator shall adjust each Account: first, to reflect any allocations made to, or any distributions or withdrawals
-----
made from, such Account since the immediately preceding Valuation Date, to the extent not previously credited or charged thereto, and second, to reflect the
                                                       ------
Earnings allocable to each Account in accordance with paragraph (b) below. If an allocation of Contributions and/or Rollover Contributions is to be made to the Accounts as of the same Valuation Date, then the adjustments required under this Section shall be made prior to such allocation.

          (b) The Administrator shall maintain a separate record of all Earnings of the Trust attributable to each Participant's Account. Each Participant's Account shall be credited or charged with the Earnings attributable to the investments in such Account over the relevant period as of each Valuation Date.


     5.4  Section 415 Limitations.
          -----------------------

          (a)  Definitions.
               -----------

               (i)  Annual Additions.  "Annual Additions" means, with respect
                    ----------------
to each Participant, the sum of the following amounts for the Limitation Year:

                    (A)  Employer contributions;

                    (B)  Employee contributions;

                    (C)  forfeitures;

                    (D) amounts allocated, after March 31, 1984, to the Participant's individual medical account (as defined in Code Section 415(l)(2)), which is part of a pension or annuity plan maintained by the Employer;

                    (E) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee (as defined in Code Section 19A(d)(3)) and under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer; and

                      (F) any Excess Amount applied under paragraph (e)(iv) in the Limitation Year to reduce Employer contributions.


               (ii)   Defined Benefit Fraction.  "Defined Benefit Fraction"
                      ------------------------
means a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined for the Limitation Year under Code Sections 415(b) and (d) or one hundred forty percent (140%) of the Highest Average Compensation, as adjusted by the Adjustment Factor. Notwithstanding the above, if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of that plan after May 5, 1986. The preceding sentence shall apply only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

               (iii)  Defined Contribution Dollar Limitation.  "Defined
                      --------------------------------------
Contribution Dollar Limitation" means Thirty Thousand Dollars ($30,000), as adjusted by the Adjustment Factor.

               (iv)   Defined Contribution Fraction.  "Defined Contribution
                      -----------------------------
Fraction" means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds (as defined in Code Section 419(e)) and individual medical accounts (as defined in Code Section 415(1)(2)) maintained by the Employer), and the denominator of which is the sum of the maximum Annual Additions for the current and all prior Limitation Years of the Participant's service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer).

               (v)    Excess Amount.  "Excess Amount" means the amount of
                      -------------
Annual Additions which, if credited to a Participant's Account for a Limitation Year, would exceed the Maximum Permissible Amount.

               (vi)   Highest Average Compensation.  "Highest Average
                      ----------------------------
Compensation" means the average Section 415 Compensation for the three (3) consecutive years of service with the Employer that produces the highest average.

               (vii)  Limitation Year.  "Limitation Year" means the twelve (12)
                      ---------------
-consecutive- month period ending on the last day of the Plan Year. All tax-qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different twelve (12)-consecutive-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made effective.

               (viii)   Maximum Permissible Amount.  "Maximum Permissible
                        --------------------------
Amount" means the maximum Annual Addition contributed or allocated to a Participant's Account under the Plan for any Limitation Year which shall not exceed the lesser of:

                        (A)  the Defined Contribution Dollar Limitation, or

                        (B)  twenty-five percent (25%) of the Participant's
Section 415 Compensation for the Limitation Year. The Section 415 Compensation limitation shall not apply to any contribution for medical benefits (within the meaning of Code Section 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition under Code Section 415(1)(1) or 419A(d)(2). If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12)-consecutive-month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                 Number of months in the short Limitation Year
                 ---------------------------------------------
                                      12

               (ix)     Other Plan.  "Other Plan" means any other defined
                        ----------
contribution plan to which contributions are or have been made on behalf of Participants in this Plan by one or more members of the controlled group of corporations (as determined in accordance with the ownership rules of Code
Section 1563, without regard however, to Code Section 1563(a)(4) or 1563(e)(3)(C)) and any other employer entity which constitutes an affiliated service group or is required to be aggregated with the Employer pursuant to Code
Section 414(c), 414(m) or 414(o).

               (x)      Projected Annual Benefit.  "Projected Annual Benefit"
                        ------------------------
means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of a plan assuming:

                        (A) the Participant will continue employment until normal retirement age under that plan (or current age, if later), and

                        (B) the Participant's Section 415 Compensation for the current Limitation Year and all other relevant factors used to determine benefits under that plan will remain constant for all future Limitation Years.

          (b)  Participation in this Plan.  If the Participant does not
               --------------------------
participate in, and has never participated in, another tax-qualified plan maintained by the Employer, or a welfare benefit fund (as defined in Code
Section 419(e)) maintained by the Employer, or an individual medical account (as defined in Code Section 415(l)(2)) maintained by the Employer which provides an Annual Addition, then the amount of Annual Additions which may be credited to the Participant's Account for any Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in the Plan. If the Contributions that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, then the amount contributed or allocated shall be reduced so that the Annual Additions for the Limitation Year equal the Maximum Permissible Amount.

               (i)   Timing.  Prior to determining the Participant's actual
                     ------
Section 415 Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Section 415 Compensation for the Limitation Year.

               (ii)  Actual Compensation.  As soon as is administratively
                     -------------------
feasible after the end of the Limitation Year (or within such other period as applicable for a Participant who terminates employment and requests a distribution from the Plan), the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Participant's actual Section 415 Compensation for the Limitation Year.

               (iii) Disposition of Excess Amount.  If an Excess Amount exists
                     ----------------------------
 for one or more Participants under this Plan and any Other Plan for a Limitation Year, as a result of (i) a reasonable error in determining the amount of Salary Deferral Contributions that may be made with respect to any Participant under the limits of this Section, (ii) an allocation of forfeitures,
(iii) a reasonable error in estimating a Participant's annual Section 415 Compensation, or (iv) other facts and circumstances with respect to which the provisions of Regulation Section 1.415-6(b)(6) are available, then the Excess Amount shall be disposed of in the following manner, in the order specified below and to the extent necessary to eliminate such excess:

                     (A)  First, all or the necessary portion of after-tax
                          -----
employee contributions (including, if applicable, gains thereon) made by the Participant for the Limitation Year under any Other Plan shall be refunded to the Participant;

                     (B)  Then, all or the necessary portion of Salary
                          ----
Deferral Contributions (including, if applicable, the gains thereon) made on the Participant's behalf which were not the subject of any Employer Matching
                                ---
Contributions shall be distributed to the Participant as a current cash payment, subject to applicable Federal and state withholding taxes;

                     (C)  Then, all or the necessary portion of Salary
                          ----
Deferral Contributions (including, if applicable, the gains thereon) made on the Participant's behalf which were entitled to Employer Matching Contributions shall be distributed to the Participant as a current cash payment, subject to applicable Federal and state withholding taxes, and no Employer Matching Contributions shall be made with respect to the distributed Salary Deferral Contributions. Accordingly, the Participant's Employer Matching Contributions for such Plan Year are to be reduced as follows:

                          (1)  To the extent the Employer Matching
Contributions have not already been made to the Plan on the Participant's
                   ---
behalf, the reduction shall be effected by making an appropriate reduction in the aggregate amount of Employer Matching Contributions required for such Plan Year to take into account the distributed Salary Deferral Contributions no longer eligible for Employer Matching Contributions; or

                    (2) To the extent the Employer Matching Contributions have already been allocated to the Participant's Employer Matching Contributions Account for the Plan Year coincident with such Limitation Year, then such Employer Matching Contributions (to the extent attributable to the distributed Salary Deferral Contributions) shall, together with the Earnings thereon (if applicable), be withdrawn from the Participant's Employer Matching Contributions Account and used for any Employer Matching Contributions still to be made on behalf of other Participants eligible for Employer Matching Contributions for such Plan Year. Any Employer Matching Contributions withdrawn from the Participant's Employer Matching Contributions Account and not utilized shall be held unallocated in a suspense account and shall be used to reduce future Contributions for each succeeding Plan Year until the suspense account is reduced to zero (0). No Earnings attributable to the assets of the Trust shall be allocated to the suspense account, nor shall any Contributions to the Plan (other than Salary Deferral Contributions) be made by the Employer while there is an outstanding balance in such suspense account. Upon the termination of the Plan, any outstanding balance in the suspense account shall revert to the Employer or, if applicable, the Participating Employer who made such Employer Matching Contributions to the Plan;

               (D)  Then, all or the necessary portion of the Participant's
                    ----
share of the Employer Mandatory Contributions (if any) for the Plan Year coincident with the Limitation Year shall be reduced. Accordingly, the Employer shall make a corresponding reduction in the Employer Mandatory Contributions required for such Plan Year; and

               (E)  Finally, all or the necessary portion of the Participant's
                    -------
allocable share of contributions and forfeitures under any Other Plan (other than set forth in paragraph (i) above) shall be reduced in accordance with the applicable provisions of such Other Plan.

          (c)  Participation in this Plan and any Other Plan.  This Section
               ---------------------------------------------
applies if, in addition to this Plan, the Participant is covered under another defined contribution plan maintained by the Employer, a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer, or an individual medical account (as defined in Code Section 415(l)(2)) maintained by the Employer which provides an Annual Addition during any Limitation Year. In such case, the Annual Additions which may be credited to a Participant's Account under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to that Participant's account under the Other Plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under Other Plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer Contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, then the amount contributed or allocated shall be reduced so that the Annual Additions under all such plans and funds for the Limitation Year shall equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such Other Plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, then no amount shall be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

          (i)   Timing.  Prior to determining the Participant's actual Section
                ------
415 Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in paragraph
(b) above.

          (ii)  Actual Compensation.  As soon as is administratively feasible
                -------------------
after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Participant's actual
Section 415 Compensation for the Limitation Year.

          (iii) Disposition of Excess Amount.  If, as a result of (A) a
                ----------------------------
reasonable error in determining the amount of Salary Deferral Contributions that may be made with respect to any Participant under the limits of this Section;
(B) an allocation of forfeitures; (C) a reasonable error in estimating a Participant's annual Section 415 Compensation; or (D) other facts and circumstances with respect to which the provisions of Regulation Section 1.415-6(b)(6) are available, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, then the Excess Amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account shall be deemed to have been allocated first regardless of the actual allocation date.

          (iv) Determination of Excess Amount.  If an Excess Amount was
               ------------------------------
allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan shall be the product of,

               (A) the total Excess Amount allocated as of such date, multiplied by

               (B) the ratio of (1) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all other defined contribution plans.

               (C) Any Excess Amount attributed to this Plan shall be disposed in the manner described in paragraph (e) above.

     (d)  Integration with Defined Benefit Plan.  For Plan Years ending on or
          -------------------------------------
before December 31, 1999, if the Employer maintains, or at any time maintained, a tax-qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Fraction and Defined Contribution Fraction shall not exceed one (1.0) in any Limitation Year. The

Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year shall be limited in accordance with the provisions of paragraph (b) above.

     5.5  Discrimination Testing of Salary Deferral Contributions.
          -------------------------------------------------------

          (a)  Definitions.
               -----------

               (i)    Actual Deferral Percentage ("ADP").  "Actual Deferral
                      ----------------------------------
Percentage" or "ADP" means:

                      (A) with respect to each Participant, a percentage, calculated as the sum of the amount of (1) Salary Deferral Contributions, (2) Qualified Matching Contributions, and (3) Qualified Nonelective Contributions, made on behalf of such Eligible Employee for the Plan Year (and allocated for purposes of the ADP test), divided by such Employee's Section 415 Compensation for that Plan Year. If Participant makes no Salary Deferral Contributions, and no Qualified Matching or Qualified Nonelective Contributions are taken into account with respect to the Participant, then the ADP of the Participant shall be zero (0); and

                      (B) the ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Salary Deferral Contributions (and Qualified Nonelective or Qualified Matching Contributions, or both, if treated as Salary Deferral Contributions for purposes of the ADP test) allocated to his or her account under two or more arrangements described in Code Section 401(k) that are maintained by the Employer, shall be determined as if such Salary Deferral Contributions (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or
both) were made under a single arrangement. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different plan years, then all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated pursuant to Code Section 401(k).

               (ii)   Average ADP.  "Average ADP" means the average (expressed
                      -----------
 as a percentage) of the ADPs for all Participants in the relevant group.

               (iii)  Excess 401(k) Contributions.  "Excess 401(k)
                      ---------------------------
Contributions" means, with respect to any Plan Year, the excess of (A) the aggregate amount of Employer Contributions actually taken into account in computing the ADPs of Highly Compensated Employees for such Plan Year, over (B) the maximum amount of such Contributions permitted by the ADP test. Excess 401(k) Contributions shall be treated as Annual Additions under the Plan for the Plan Year that such Contributions were allocated to the affected Participant's Account.

          (b)  ADP.  The anti-discrimination requirements of Code Section 401
               ---
(k)(3) provide that in each Plan Year one of the following ADP tests must be met:

               (i) the Average ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's Average ADP for Eligible

Employees who were Non-Highly Compensated Employees for the prior Plan Year multiplied by one and twenty-five one-hundredths (1.25); or

               (ii) the Average ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's Average ADP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by two (2), provided that the ADP for Participants who are Highly Compensated Employees does not exceed the Average ADP for Participants who were Non-Highly Compensated Employees for the prior Plan Year by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

          (c)  Corrective Procedure.
               --------------------

               (i)  Correction of Excess 401(k) Contributions.  The
                    -----------------------------------------
Administrator may take any and all steps it deems necessary or appropriate to ensure compliance with the limitations of paragraph (b) above. Such steps shall include, without limitation, one or any combination of the following:

                    (A) restrict the amount of Salary Deferral Contributions on behalf of Highly Compensated Employees;

                    (B) distribute Excess 401(k) Contributions to the Highly Compensated Employees who made such Excess 401(k) Contributions, pursuant to paragraph (c)(v) below; and/or

                    (C) treat Employer Matching Contributions or Employer Mandatory Contributions, as applicable, as Qualified Matching Contributions or Qualified Nonelective Contributions, respectively. The amount of Qualified Matching Contributions and/or Qualified Nonelective Contributions made under this Plan and taken into account as Salary Deferral Contributions for purposes of calculating the ADP test, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be such Qualified Matching Contributions and/or Qualified Nonelective Contributions as are needed to meet the ADP test.

               (ii) Calculation of Excess 401(k) Contributions.  The amount of
                    ------------------------------------------
Excess 401(k) Contributions for Highly Compensated Employees for a Plan Year shall be calculated by the following method, under which the ADP of the Highly Compensated Employee with the highest ADP is reduced to the extent required to enable the Plan to satisfy the ADP test or to cause such Highly Compensated Employee's ADP to equal the ADP of the Highly Compensated Employee with the next highest ADP:

                    (A) the Salary Deferral Contributions of the Highly Compensated Employee with the highest ADP shall be reduced; such reduction shall continue, as necessary, until such Highly Compensated Employee's ADP equals that (those) of the Highly Compensated Employee(s) with the second highest ADP(s);

                    (B) following the application of paragraph (A), if it is still necessary to reduce Highly Compensated Employees' Salary Deferral Contributions, the Contributions of (or allocations on behalf of, if applicable) Highly Compensated Employees with the highest and second highest ADPs shall be reduced, as necessary, until such Employees' ADP equals that of the Highly Compensated Employee(s) with the third highest ADP(s);

                    (C) following the application of paragraph (B), if it is still necessary to reduce Highly Compensated Employees' Salary Deferral Contributions, the procedure, the beginning of which is described in paragraphs
(A) and (B) above, shall continue until no further reductions are necessary; and

                    (D)  amounts determined pursuant to paragraphs (A) through
(C) above shall be combined. The resulting sum shall be the Excess 401(k) Contributions, and the portion of the total to be allocated to each affected Highly Compensated Employee shall be determined pursuant to paragraph (iii) below.

             (iii)  Allocation of Excess 401(k) Contributions.  The amount of
                    -----------------------------------------
Excess 401(k) Contributions to be allocated to a Highly Compensated Employee for a Plan Year shall be determined by the following method:

                    (A) the Salary Deferral Contributions of the Highly Compensated Employee(s) with the highest dollar amount of Salary Deferral Contributions shall be reduced, as necessary, until either such Highly Compensated Employee's dollar amount of Salary Deferral Contributions equals that of the Highly Compensated Employee(s) with the next highest dollar amount(s) of Salary Deferral Contributions, or until no unallocated Excess 401(k) Contributions remain;

                    (B)  following the application of the preceding paragraph
(A), if unallocated Excess 401(k) Contributions remain, then Salary Deferral Contributions of the Highly Compensated Employees with the highest and second highest dollar amount(s) of Salary Deferral Contributions shall be reduced, as necessary, until either such Highly Compensated Employees' dollar amount of Salary Deferral Contributions equal those of the Highly Compensated Employee(s) with the third highest dollar amount(s) of Salary Deferral Contributions, or until no unallocated Excess 401(k) Contributions remain;

                    (C)  following the application of the preceding paragraph
(B), if unallocated Excess 401(k) Contributions remain, then the procedure, the beginning of which is described in paragraphs (A) and (B), shall continue until no further reductions are necessary; and

                    (D) Excess 401(k) Contributions in an amount equal to the reduction of Salary Deferral Contributions determined in paragraphs (A) through
(C) above with respect to a Highly Compensated Employee shall be allocated to that Highly Compensated Employee and, as determined by the Administrator, distributed pursuant to paragraph (v) below.

               (iv)   Character of Excess 401(k) Contributions.  The Excess
                      ----------------------------------------
401(k) Contributions of a Highly Compensated Employee shall be deemed to consist of Contributions and allocations as determined according to the following order:

                      (A)  first, the Highly Compensated Employee's Excess
                           -----
401(k) Contributions shall be deemed to consist of Salary Deferral Contributions if any, which exceed the highest rate or amount at which Salary Deferral Contributions are matched; provided, however, such Contributions shall be offset by any Excess Salary Deferrals distributable to the Employee pursuant to Section 5.6; and

                      (B)  second, the Highly Compensated Employee's Excess
                           ------
401(k) Contributions shall be deemed to consist of (1) any Salary Deferral Contributions and any Employer Matching Contributions and Qualified Matching Contributions, each in proportion to the Highly Compensated Employee's total Salary Deferral Contributions, Employer Matching Contributions, and Qualified Matching Contributions for the Plan Year; provided, however, any Salary Deferral Contributions characterized as Excess 401(k) Contributions under this paragraph shall be offset by any Excess Salary Deferrals distributable to the Employee pursuant to Section 5.6 and not taken into account under paragraph (b)(i) above.

                 (v)  Distribution of Excess 401(k) Contributions.  If,
                      -------------------------------------------
pursuant to paragraph (c)(i)(B) above, the Administrator elects to distribute Excess 401(k) Contributions, which shall then be treated as Annual Additions (adjusted for Earnings) to Highly Compensated Employees, then the Administrator shall make such distributions in accordance with the following timing restrictions:

                 (A) on or before the date which falls two and one-half (2 1/2) months after the last day of the Plan Year for which such Excess 401(k) Contributions were made, to avoid liability for the Federal excise tax (currently, equal to ten percent (10%) of the undistributed Excess 401(k) Contributions) and state excise tax, if applicable, which will be imposed on Excess 401(k) Contributions distributed after such date;

                 (B) in the event of a complete termination of the Plan during the Plan Year in which there are Excess 401(k) Contributions, such distributions shall be made and as soon as administratively feasible after the date of termination of the Plan, but in no event later than the close of the twelve
(12)-month period immediately following such termination; and

                 (C) in any event, such Excess 401(k) Contributions shall be distributed before the last day of the Plan Year next following the Plan Year for which such Excess 401(k) Contributions were made.

            (vi) Compliance.  Any adjustments to the Non-Highly Compensated
                 ----------
Employee Average ADP for the prior Plan Year shall be made in accordance with Internal Revenue Service Notice 98-1 and any subsequent binding guidance or legislation.

               (vii)  Adjustment for Earnings.  After the Administrator has
                      -----------------------
determined the aggregate amount and character of Excess 401(k) Contributions to be distributed to a given Highly Compensated Employee, that amount shall be adjusted for Earnings. Excess 401(k) Contributions shall be adjusted for any Earnings up to the date of distribution. The Earnings allocable to Excess 401(k) Contributions shall be calculated by the Administrator using any reasonable method for computing the Earnings allocable to Excess 401(k) Contributions; provided, however, that the method shall not violate Code Section 401(a)(4), and that the method shall be used consistently for all Participants, for all corrective distributions under the Plan for the Plan Year, and for allocating Earnings to Participants' Accounts.

          (d)  Special Rules.
               -------------

               (i)    Computation of Section 415 Compensation. For purposes of
                      ---------------------------------------
this Section, a Participant's Section 415 Compensation for the entire Plan Year shall be included, whether or not he or she made Salary Deferral Contributions for the entire Plan Year.

               (ii)   Coordination with Distribution of Excess Elective
                      -------------------------------------------------
Deferrals. After calculation of an amount to be distributed to a Participant
---------
pursuant to the procedures discussed in paragraphs (b)(iii) and (iv) above, if the Participant in question has also made Excess Elective Deferrals during the calendar year ended within or coincident with the Plan Year, the amount actually distributed to that Participant shall be adjusted to take into account such Excess Elective Deferrals pursuant to Section 5.6.

               (iii)  Aggregation of Plans. For purposes of determining whether
                      --------------------
a plan satisfies the ADP test in paragraph (a), all elective contributions that are made under two or more plans that are aggregated for purposes of Code
Section 401(a)(4) or 410(b) (other than Code Section 410(b)(2)(A)(ii)) shall be treated as made under a single plan. If two (2) or more plans are permissively aggregated for purposes of Code Section 401(k), then the aggregated plans shall also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan. For Plan Years beginning after December 31, 1989, two (2) or more plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same plan year and use the same ADP testing method. Any adjustments to the ADP of Non-Highly Compensated Employees for the prior Plan Year shall be made in accordance with Internal Revenue Service Notice 98-1 and any superseding binding guidance or legislation.

     5.6  Distribution of Excess Elective Deferrals.
          -----------------------------------------

          (a)  Definitions.
               -----------

               (i) "Elective Deferrals" means with respect to any calendar year, any amount allocated to a Participant's Salary Deferral Contributions Account pursuant to Section 4.1, and any contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred compensation arrangement described in Code Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code
Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, any plan as described in Code Section 501(c)(18), and any contributions made on the behalf of a Participant for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as excess Annual Additions.

               (ii) "Excess Elective Deferrals" means those Elective Deferrals that exceed the dollar limitation under Code Section 402(g) and any Earnings allocable thereto. Excess Elective Deferrals not distributed pursuant to Section
5.4 shall be treated as Annual Additions under the Plan.

          (b)  Notification by Participant of Excess Elective Deferrals. A
               --------------------------------------------------------
Participant may assign to the Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Administrator in writing of the amount of such Excess Elective Deferral to be assigned to the Plan on or before March 1/st/ of the year following the close of the Participant's taxable year in which the Excess Elective Deferrals were made. A Participant is automatically deemed to have notified the Administrator of to the extent he or she has Excess Elective Deferrals arising from Salary Deferral Contributions made to the Plan and any Other Plan of the Employer.

          (c)  Reimbursement of Excess Elective Deferrals and Forfeiture of
               ------------------------------------------------------------
Related Matching Contributions. Excess Elective Deferrals shall be distributed
------------------------------
to the Participant no later than April 15/th/ of the calendar year following the year in which the Excess Elective Deferrals were made. Employer Matching Contributions made on account of such Excess Elective Deferrals shall be forfeited as soon as administratively feasible thereafter and applied to reduce future Employer Contributions.

          (d)  Determination of Earnings. Excess Salary Deferrals and Employer
               -------------------------
Matching Contributions attributable thereto shall be adjusted for any Earnings through the end of the taxable year of the Participant for which such Excess Salary Deferrals and Employer Matching Contributions were made. Excess Salary Deferrals and Employer Matching Contributions attributable thereto shall also be adjusted for any Earnings for the period from the beginning of the subsequent taxable year through the date of distribution on a basis determined by the Administrator to be as accurate as is administratively feasible (the "gap period"). Furthermore, the Earnings allocable to such Excess Salary Deferrals and Employer Matching Contributions shall be calculated by the Administrator using any reasonable method for computing Earnings, provided that the method shall not violate Code Section 401(a)(4), shall be used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and shall be used by the Administrator for allocating Earnings to Participants' Accounts.

     5.7  Discrimination Testing of Employer Matching Contributions.
          ---------------------------------------------------------

          (a)  Definitions.
               -----------

               (i)    Actual Contribution Percentage ("ACP"). "Actual
                      --------------------------------------
Contribution Percentage" or "ACP" means:

                      (A) with respect to each Participant, the Participant's Contribution Percentage Amount divided by such Employee's Section 415 Compensation for that Plan Year;

                      (B) if, however, (1) a Participant makes no Salary Deferral Contributions, and as a result, no Employer Matching Contributions are made on behalf of such Participant for the Plan Year; and (2) no Qualified Nonelective Contributions are taken into account with respect to the Participant, then the ACP of the Participant shall be zero (0).

               (ii)   Aggregate Limit. "Aggregate Limit" means the sum of (A)
                      ---------------
one hundred twenty-five percent (125%) of the greater of the Average ADP of the Non-Highly Compensated Employees for the prior Plan Year or the Average ACP of Non-Highly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the prior Plan Year of the cash or deferred arrangement, and (B) the lesser of two hundred percent (200%) or two
(2) plus the lesser of such Average ADP or Average ACP. "Lesser" is substituted for "greater" in (A) above, and "greater" is substituted for "lesser" after "two
(2) plus the" in (B) above, if it would result in a larger Aggregate Limit.

               (iii)  Average ACP. "Average ACP" means the average of the ACPs
                      -----------
of the Eligible Participants in a group.

               (iv)   Contribution Percentage Amount. "Contribution Percentage
                      ------------------------------
Amount" means the sum of the Employer Matching Contributions and Qualified Matching Contributions made under the Plan on behalf of a Participant for the Plan Year. In addition, to the extent elected by the Administrator for purposes of calculating the ACP tests, "Contribution Percentage Amount" may also include Qualified Nonelective Contributions, Salary Deferral Contributions, and/or pre-tax and/or qualified nonelective contributions under Other Plans of the Employer (subject to such requirements as may be prescribed by the Secretary of the Treasury); provided, however, the amount of Qualified Nonelective Contributions, Salary Deferral Contributions and/or pre-tax contributions under Other Plans of the Employer used in calculating the ADP test may not be used in calculating the ACP test. Such Contribution Percentage Amount shall not include Employer Matching Contributions that are forfeited either to correct Excess Employer Matching Contributions or because the Contributions to which they relate are Excess Elective Deferrals and the Employer Matching Contributions attributable thereto, or Excess 401(k) Contributions.

               (v)    Eligible Participant. "Eligible Participant" means any
                      --------------------
Employee who is eligible to make a Salary Deferral Contribution (if the Employer takes such Contributions into account in the calculation of the ACP), or to receive Employer Matching Contributions (including forfeitures) or Qualified Matching Contributions.

               (vi)   Excess Matching Contributions. "Excess Matching
                      -----------------------------
Contributions" means with respect to any Plan Year, the excess of (A) the aggregate amount of Employer Contributions actually taken into account in computing the Average ACP of Highly Compensated Employees for such Plan Year, over (B) the maximum amount of such Contributions permitted by the ACP test.

          (b)  ACP Test. One of the following tests shall be satisfied for each
               --------
Plan Year (except as provided in paragraphs (c) and (d) below):

               (i) the Average ACP for Participants who are Highly Compensated Employees for such Plan Year shall not exceed the prior Plan Year's Average ACP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by one and twenty-five one-hundredths (1.25); or

               (ii) the Average ACP for Participants who are Highly Compensated Employees for such Plan Year shall not exceed the prior Plan Year's Average ACP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by two (2); provided, however, that the Average ACP for Participants who are Highly Compensated Employees does not exceed the Average ACP for Participants who were Non-Highly Compensated Employees for the prior Plan Year by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

          (c)  Multiple Use. If one or more Highly Compensated Employee(s)
               ------------
participate in both a cash or deferred arrangement and a plan subject to the ACP test maintained by the Employer and the sum of the Average ADP and Average ACP of such Highly Compensated Employee(s) subject to either or both tests exceed(s) the Aggregate Limit, then the Average ACP of such Highly Compensated Employee(s) who also participate(s) in a cash or deferred arrangement shall be reduced in the manner described in Section 5.5(c) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amount is reduced shall be treated as an Excess Matching Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet ADP and ACP tests and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use does not occur if either the Average ADP or Average ACP of the Highly Compensated Employees does not exceed one and twenty-five hundredths (1.25) multiplied by the Average ADP and Average ACP of the Non-Highly Compensated Employees.

          (d)  Special Rules.
               -------------

               (i) For purposes of this Section, the ACP for any Participant who is eligible to have Contribution Percentage Amount allocated to his or her account under two or more plans described in Code Section 401(a), or arrangements described in Code Section 401(k) that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amount was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated pursuant to Code
Section 401(m).

               (ii) In the event that this Plan satisfies the requirements of Code Section 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of any such Code Section only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of Participants as if all such plans were a single plan. Any adjustments to the Non-Highly Compensated Employee Average ACP for the prior Plan Year shall be made in accordance with Internal Revenue Service Notice 98-1 and any subsequent binding guidance or legislation. Plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same Plan Year.

     For purposes of determining the ACP test. Employer Matching Contributions and Qualified Nonelective Contributions are considered made for a Plan Year if made no later than the end of the twelve (12)-month period beginning on the day after the close of the Plan Year.

     5.8  Corrective Procedure for Discriminatory Matching Contributions.
          --------------------------------------------------------------

          (a) The Administrator shall have the power to take any and all steps it deems necessary or appropriate to ensure compliance with the limitations described in Section 5.7, including without limitation, the following:

               (i) to distribute vested Excess Matching Contributions to Highly Compensated Employees who received such allocations, pursuant to paragraph (c) below;

               (ii) to treat that portion of Excess Matching Contributions which consist of unvested allocations of Employer Matching Contributions to the Employer Matching Contributions Accounts of Highly Compensated Employees as amounts to be reallocated, pursuant to paragraph (d) below; and

               (iii) to limit the amount of Employer Matching Contributions allocated to the Employer Matching Contributions Accounts of Highly Compensated Employees.

          (b) Notwithstanding any contrary provisions in this Plan, if, pursuant to paragraph (a)(i) or (ii) above, the Administrator elects to distribute or reallocate Excess Matching Contributions (adjusted for Earnings), then the Administrator shall take such action (i) on or before the date which falls two and one-half (2 1/2) months after the last day of the Plan Year for which such Excess Matching Contributions were made, if the Employer wishes to avoid liability for the Federal excise tax (currently, equal to ten percent (10%) of undistributed and unreallocated Excess Matching Contributions) and state excise tax, if applicable, which will be imposed on Excess Matching Contributions distributed or reallocated after such date, but (ii) in any event, before the last day of the Plan Year next following the Plan Year for which such Contributions were made.

          (c)  Determination of Amount of Excess Matching Contributions. The
               --------------------------------------------------------
amount of Excess Matching Contributions for Highly Compensated Employees for a Plan Year shall be determined by the following method, to enable the Plan to satisfy the ACP test:

               (i) the allocations of Employer Matching Contributions of the Highly Compensated Employee with the highest Contribution Percentage shall be reduced, as necessary, until such Employee's Contribution Percentage equals those of the Highly Compensated Employee(s) with the second highest Contribution Percentage(s);

               (ii) following the application of paragraph (i), if it is still necessary to reduce Highly Compensated Employees' allocations of Employer Matching Contributions, then the Contributions of Highly Compensated Employees with the highest and second highest Contribution Percentages shall be reduced, as necessary, until each affected Employee's Contribution Percentage equals that (those) of the Highly Compensated Employee(s) with the third highest Contribution Percentage(s);

               (iii) following the application of paragraph (ii), if it is still necessary to reduce Highly Compensated Employees' allocations of Employer Matching Contributions, then the procedure, the beginning of which is described in paragraphs (i) and (ii), shall continue until no further reductions are necessary; and

               (iv)   amounts determined pursuant to paragraphs (i) through
(iii) shall be combined. The resulting sum shall be the Excess Matching Contributions, and the portion of the total to be allocated to each affected Highly Compensated Employee shall be determined pursuant to paragraph (d) below.

          (d)  Allocation of Excess Matching Contributions. The amount of Excess
               -------------------------------------------
Matching Contributions to be allocated to a Highly Compensated Employee for a Plan Year shall be determined by the following method to enable the Plan to satisfy the ACP test:

               (i) the allocations of Employer Matching Contributions of the Highly Compensated Employee(s) with the highest dollar amount of Employer Matching Contributions shall be reduced, as necessary, until either such Employee's dollar amount of Employer Matching Contributions equals those of the Highly Compensated Employee(s) with the second highest dollar amount of Employer Matching Contributions or until no unallocated Excess Matching Contributions remain;

               (ii) following the application of paragraph (i), if unallocated Excess Matching Contributions remain, Employer Matching Contributions of Highly Compensated Employees with the highest and second highest dollar amount of Employer Matching Contributions shall be reduced, as necessary, until either each affected Employee's dollar amount of Employer Matching Contributions equals that (those) of the Highly Compensated Employee(s) with the third highest dollar amount of Employer Matching Contributions, or until no unallocated Excess Matching Contributions remain;

               (iii) following the application of paragraph (ii), if unallocated Excess Matching Contributions remain, the procedure, the beginning of which is outlined in paragraphs (i) and (ii), shall continue until no further reductions are necessary; and

               (iv) Excess Matching Contributions in an amount equal to the reductions of Employer Matching Contributions determined in paragraphs (i) through (iii) above with respect to a

Highly Compensated Employee shall be allocated to that Highly Compensated Employee and, as determined by the Administrator, distributed pursuant to paragraph (e) below.

          (e)  Distribution of Excess Matching Contributions. After the
               ---------------------------------------------
procedure outlined in paragraph (d) above is completed, all amounts of Excess Matching Contributions shall be distributed to the respective Highly Compensated Employees to whose Accounts the Excess Matching Contributions were made.

          (f)  Adjustment for Earnings. After the Administrator has determined
               -----------------------
the aggregate amount and character of Excess Matching Contributions to be distributed to a given Highly Compensated Employee, the amount to be distributed shall be adjusted to reflect Earnings. The Earnings to be distributed shall be calculated by the Administrator using any reasonable method for computing Earnings allocable to Excess Matching Contributions; provided, however, that the method shall not violate Code Section 401(a)(4), and shall be used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and for allocating Earnings to Participants' Accounts.

          (g)  Special Rule. Any amount distributed to a Highly Compensated
               ------------
Employee pursuant to this Section shall not be subject to any of the consent rules for Participants and Spouses contained in Article VI or any Appendix. Similarly, any such distribution shall not make that Employee liable for the Federal taxes applicable to early withdrawals under Code Section 72(t) or excess distributions under Code Section 4981A.

                                  ARTICLE VI
                                  ----------


                     VESTING AND DISTRIBUTION OF ACCOUNTS
                     ------------------------------------

     6.1  Vested Interest.
          ---------------

          (a) A Participant's interest in his or her Salary Deferral Contributions Account, Qualified Matching Contributions Account, Qualified Nonelective Contributions Account, Rollover Contributions Account, Pension Plan Account and FaAA Plan Account shall be at all times fully vested and nonforfeitable.

          (b) If a Participant, with a PTI Plan Account, was employed by the Company on December 31, 1998, then such Participant's PTI Plan Account shall be at all times fully vested and nonforfeitable. If, however, a Participant with a PTI Plan Account terminated employment with the Company prior to December 31, 1998, then such Participant's vested interest in his or her PTI Plan Account shall be determined according to the vesting schedule in Appendix C.

          (c) If a Participant was employed by the Company, or any other Participating Employer who is designated by the Board to participate in making Employer Mandatory Contributions, on January 1, 1999, then such Participant's interest in his or her Employer Mandatory Contribution Account, if any, shall be at all times fully vested and nonforfeitable.

          (d) A Participant's interest in his or her Employer Matching Contributions Account and, if the Participant's Employment Commencement Date was after January 1, 1999, then his or her Employer Mandatory Contributions Account shall be fully vested and nonforfeitable at the Participant's Normal Retirement, death, Disability, or upon termination of the Plan. A Participant's interest in his or her Employer Matching Contributions Account and Employer Mandatory Contributions Account (to the extent not fully vested in paragraph (c) above) which is not fully vested shall be subject to the following vesting schedule:

                    Years of Service                   Vested Percentage
                    ----------------                   -----------------

                    Less than 1 year                          0%
                    1 year but less than 2 years             20%
                    2 years but less than 3 years            40%
                    3 years but less than 4 years            60%
                    4 years but less than 5 years            80%
                    5 years or more                         100%

          (e) In the case of an Employee who has five (5) consecutive one (1)- year Breaks in Service, all Years of Service after such Breaks in Service shall be disregarded for the purpose of the vesting schedule with respect to the Participant's Employer Matching Contributions Account and Employer Mandatory Contributions Account balances that accrued before such Breaks in Service, but both pre-break and post-break service shall count for the purposes of vesting such Account balances after such Breaks in Service. In the case of an Employee who does not have five (5) consecutive one (1)-year Breaks in Service, both the pre-break and post-break service shall count in vesting both the pre-break and post-break Employer Matching Contributions Account and Employer Mandatory Contributions Account balances.

          (f) If the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to a Top-Heavy vesting schedule, then each Participant who is credited with three (3) Years of Service and whose Account would have vested more rapidly prior to the amendment, may irrevocably elect during the election period to have the nonforfeitable percentage of his or her Account calculated without regard to such amendment. For purposes of this Section, the election period shall begin the date the amendment is adopted, and shall end on the date sixty (60) days after the latest of (i) the date the amendment is adopted, (ii) the date the amendment becomes effective, or (iii) the date the Participant is issued written notice of the amendment by the Participating Employer or the Administrator.

     6.2  Forfeitures.
          -----------

          (a)  If a Participant is required to take a distribution pursuant to
Section 6.8 (the "cash-out rule"), then following the Participant's Severance Date, the Participant shall receive a distribution of the value of the entire vested portion of his or her Account balance in accordance with Sections 6.8 through 6.11. The nonvested portion of the Participant's Account balance shall be treated as a forfeiture as of the earlier of (i) the date on which the distribution occurs, or (ii) the last day of the Plan Year in which the Participant incurs five (5) consecutive one (1)-year Breaks in Service. For purposes of this Section, if the value of a Participant's vested Account balance is zero (0), then the Participant shall be deemed to have received a distribution of such vested Account balance.

          (b) If a Participant has the option to elect and does elect to receive the value of his or her vested Account balance following his or her Severance Date in accordance with the requirements of Section 6.8, then the nonvested portion of the Participant's Account balance shall be treated as a forfeiture as of the earlier of (i) the date on which the distribution occurs, or (ii) the last day of the Plan Year in which the Participant incurs five (5) consecutive one (1)-year Breaks in Service.

          (c) If a Participant has the option to elect and does not elect to receive the value of his or her vested Account balance following his or her Severance Date in accordance with the requirements of Section 6.8, then the nonvested portion of the Participant's Account balance shall be treated as a forfeiture as of the last day of the Plan Year in which the Participant incurs five (5) consecutive one (1)-year Breaks in Service.

          (d) If a Participant is not fully vested in his or her Account, and that Participant receives a distribution in accordance with the requirements of
Section 6.8 and then resumes employment with a Participating Employer, then that Participant's Employer Matching Contributions Account and Employer Mandatory Contributions Account balances shall be restored to the amount on the date of distribution; provided, however, the Participant repays to the Plan the full amount of the distribution attributable to Employer Matching Contributions and Employer Mandatory Contributions before the earlier of five (5) years after the Participant's Reemployment Commencement Date, or the date the Participant incurs five (5) consecutive one (1)-year Breaks in Service following the date of the distribution. If a Participant is deemed to receive a distribution pursuant to paragraph (a) above, and the Participant resumes employment covered under the Plan before the date the Participant incurs five
(5) consecutive one (1)-year Breaks in Service, then, upon the Participant's Reemployment Commencement Date, the Employer Matching Contributions Account and Employer Mandatory Contributions Account balances of the Participant shall be restored to the amount on the date of such deemed distribution.

          (e)  Any amounts forfeited pursuant to this Section, Section 5.4 or
Section 5.8 shall be applied first, to restore Accounts pursuant to paragraph
                             -----
(d) above, second to reduce the Participating Employers' obligations to make
           ------
Mandatory Contributions, third to reduce the Participating Employers'
                         -----
obligation to make Employer Matching Contributions, and fourth, to pay
                                                        ------
administrative expenses under the Plan.

     6.3  Early Retirement. Except as may be specified in one or more of the
          ----------------
Appendices, the Plan does not provide for any Early Retirement. If an Appendix provides for Early Retirement, then a Participant may retire as of any day on or after his or her Early Retirement. In such event, the Participant's Account shall be distributed in accordance with the applicable Appendix.

     6.4  Normal Retirement. A Participant may retire as of any day on or after
          -----------------
his or her Normal Retirement. In such event, the Participant's Account shall be distributed in accordance with Sections 6.8 through 6.12 or, if applicable, the Appendices.

     6.5  Disability. If a Participant terminates employment with a
          ----------
Participating Employer due to Disability, then the Participant's Account shall be distributed in accordance with Sections 6.8 through 6.12 or, if applicable, the Appendices.

     6.6  Death Benefits. If a Participant or former Participant dies before the
          --------------
entire vested balance of his or her Account has been distributed, then the vested balance in his or her Account shall be paid to the Participant's Beneficiary in accordance with Sections 6.8 through 6.12 or, if applicable, the Appendices.

     6.7  Termination of Employment. Following a Participant's Severance Date,
          -------------------------
the Participant's Account shall be valued in accordance with the Administrator's procedures, and distributed in accordance with Sections 6.8 through 6.12 or, if applicable, the Appendices.

     6.8  Commencement of Distribution.
          ----------------------------

          (a) Subject to Sections 6.9 through 6.12 below, following a Participant's Severance Date, the Participant's Account shall be distributed at a date designated by the Administrator, which designation (except as provided below) shall be determined in accordance with the Administrator's procedures.

          (b)  Effective for distributions made prior to March 22, 1999:

               (i) if the Participant's vested Account balance does not exceed Five Thousand Dollars ($5,000) at the time of distribution (or at the time any prior distribution), then the Participant shall receive a lump sum distribution of the entire vested portion of such Account balance and the nonvested portion shall be treated as a forfeiture; or

               (ii) if the Participant's vested Account balance exceeds Five Thousand Dollars ($5,000) at the time of distribution (or at the time of any prior distribution), then the Participant, or if the Participant is deceased, the Participant's Spouse must consent in writing prior to the distribution.

          (c)  Effective for distributions made on or after March 22, 1999:

               (i) if the Participant's vested Account balance does not exceed Five Thousand Dollars ($5,000) at the time of distribution, then the Participant shall receive a lump sum distribution of the entire vested portion of such Account balance and the nonvested portion shall be treated as a forfeiture; or

               (ii) if the Participant's vested Account balance exceeds Five Thousand Dollars ($5,000) at the time of distribution, then the Participant, or if the Participant is deceased, the Participant's Spouse, must consent in writing prior to the distribution.

               (iii) Notwithstanding the foregoing, if a Participant has begun to receive a distribution pursuant to an optional form of benefit under which at least one (1) scheduled periodic distribution is still payable, and if the value of the Participant's vested Account balance exceeded Five Thousand Dollars ($5,000) at the time of the first distribution under that optional form of benefit, then the remaining value of the Participant's vested Account balance may not be distributed without the written consent of the Participant, or if the Participant is deceased, the Participant's Spouse.

          (d) If consent is required for a distribution, then the Participant, or if the Participant is deceased, the Participant's Spouse, must consent in writing to the distribution before it may be made and within the ninety (90)-day period ending on the first day on which all of the events have occurred that entitle the Participant to such benefit (the "Annuity Starting Date"). If the Participant or, if applicable, the Participant's Spouse, consents to the distribution, such distribution shall include all of the Participant's vested Account balance. If the Participant or, if applicable, the Participant's Spouse, does not consent in writing to the distribution, then the Participant's vested Account balance shall be held in the Trust until the maximum period permitted under paragraph (e) below. If consent to a distribution is required hereunder, then at least thirty (30) days and not more than ninety (90) days prior to the Annuity Starting Date the Administrator shall provide the Participant or, if applicable, the Participant's Spouse with a notice of the right to elect immediate distribution or the right to defer distribution until the Participant's Normal Retirement.

          (e) Unless the Participant elects otherwise by providing the Administrator with an executed written notice specifying the Participant's benefit under the Plan and the commencement date for distribution of the Participant's Account, then distribution to a Participant shall commence no later than sixty (60) days following the close of the Plan Year in which occurs the latest of:

               (i)    the date the Participant attains Normal Retirement;

               (ii) the tenth (10th) anniversary of the date on which the Participant first commences participation in the Plan; or

               (iii)  the Participant's Severance Date.

Notwithstanding the foregoing, the failure of a Participant (and/or, where applicable, the Participant's Spouse) to consent to a distribution while a benefit is immediately distributable within the meaning of this Section, shall be deemed to be an election to defer commencement of payment of any benefit.

          (f) Spousal Consent shall be required for distributions. Notwithstanding the foregoing, and if the normal form of distribution specified in any of the Appendices is a Qualified Joint and Survivor Annuity, then only the affected Participant (and not his or her Spouse) need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Code
Section 401(a)(9) or 415. In addition, upon termination of this Plan, to the extent the Plan does not offer an annuity option (purchased from a commercial provider) and if the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), then the Participant's Account balance shall, without the Participant's consent, be distributed in a single lump sum to the Participant. However, if the Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), then the Participant's Account balance shall be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

          (g) Notwithstanding anything to the contrary in the Plan, distribution of each Participant's Account shall begin no later than the Participant's Required Beginning Date regardless of whether the Participant has consented to such a distribution.

          (h) If a distribution is one for which Code Sections 401(a)(11) and 417 do not apply, then such distribution may commence less than thirty (30) days after the notice required under Regulation Section 1.411(a)-11(c) is given, provided that: (i) the Administrator informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and (ii) the Participant, after receiving the notice, affirmatively elects a distribution and waives the thirty (30)-day period by written notice.

     6.9  Special Distribution Rules for Salary Deferral Contributions and
          ----------------------------------------------------------------
Qualified Nonelective Contributions. Salary Deferral Contributions and Qualified
-----------------------------------
Nonelective Contributions, including Earnings thereon, shall also, as determined by the Board, be eligible for distribution upon:

          (a) the transfer by the Employer to any other employer of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used by the Employer in a trade or business, but only with respect to Participants who continue employment with the other employer who acquired such assets; or

          (b) the transfer by the Employer of such Employer's interest in a subsidiary (within the meaning of Code Section 409(d)(2)) to any other employer, but only with respect to Participants who continue employment with such transferred subsidiary, and so long as the Company maintains this Plan.

     6.10 Direct Rollovers and Withholding.
          --------------------------------

          (a)  Definitions.
               -----------

               (i)    Direct Rollover. "Direct Rollover" means an Eligible
                      ---------------
Rollover Distribution paid directly to an Eligible Retirement Plan for the benefit of a Distributee.

               (ii)   Distributee. "Distributee" means a Participant, a
                      -----------
Surviving Spouse of a deceased Participant, or a Spouse entitled to payment under a Qualified Domestic Relations Order.

               (iii)  Eligible Retirement Plan. "Eligible Retirement Plan"
                      ------------------------
means:

                      (A) with respect to any Distributee, an individual retirement account described in Code Section 408(a) or an individual retirement annuity (other than an endowment contract) described in Code Section 408(b); and

                      (B) in addition to paragraph (A) above and solely with respect to a Distributee who is a Participant or a Spouse entitled to payment under a Qualified Domestic Relations Order, a qualified trust described in Code
Section 401(a) or an annuity plan described in Code Section 403(a).

               (iv)   Eligible Rollover Distribution. "Eligible Rollover
                      ------------------------------
Distribution" means any distribution of all or any portion of the balance credited to the Account of a Distributee, except that an Eligible Rollover Distribution shall not include: (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; (B) any distribution to the extent such distribution is required under Code Section 401(a)(9); and (C) the portion of any distribution that is not includable in gross income.

          (b)  General Rule. If the Distributee of any Eligible Rollover
               ------------
Distribution from the Plan elects to have all or a specified portion of the Eligible Rollover Distribution paid directly to an Eligible Retirement Plan, and specifies the Eligible Retirement Plan to which the Eligible Rollover Distribution is to be paid, then the Eligible Rollover Distribution shall be paid to that Eligible Retirement Plan in a Direct Rollover.

     6.11 Form of Benefit.
          ---------------

          (a)  Normal Form of Benefit. Unless specified in one or more of the
               ----------------------
Appendices, benefits shall be paid to the Participant or the Participant's Beneficiary in the form of a single lump sum, unless the Participant elects otherwise.

          (b)  Optional Forms of Benefit. The Participant may elect
               -------------------------
substantially-equal annual installments over either (i) life of the Participant or the joint lives of the Participant and his or her Beneficiary; or (ii) a specified period of years which shall not exceed the Life Expectancy of the Participant or the joint Life Expectancies of the Participant and his or her Beneficiary, provided, however, Life Expectancy(ies) shall not be recalculated.

     6.12 Minimum Distribution Requirements.
          ---------------------------------

          (a)  Definitions.
               -----------

               (i)    Applicable Life Expectancy. "Applicable Life Expectancy"
                      --------------------------
means the Life Expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one (1) for each calendar year which has elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated, the Applicable Life Expectancy shall be the Life Expectancy as so recalculated. The applicable calendar year shall mean the first Distribution Calendar Year, or if Life Expectancy is being recalculated, the calendar year for which the distribution amount is being calculated.

               (ii)   Designated Beneficiary. "Designated Beneficiary" means the
                      ----------------------
individual who is designated as the Beneficiary under the Plan in accordance with Code Section 401(a)(9).

               (iii)  Distribution Calendar Year. "Distribution Calendar Year"
                      --------------------------
means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year shall mean the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year shall mean the calendar year in which distributions are required to begin pursuant to Code Section 401(a)(9).

               (iv)   Five Percent Owner. "Five Percent Owner" means a
                      ------------------
Participant who, for purposes of this Section, is a five percent owner as defined in Code Section 416(i) (determined in accordance with Code Section 416 but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which such Participant attains age sixty-six and one-half (66 1/2) or any subsequent Plan Year.

               (v)    Life Expectancy. "Life Expectancy" means that for purposes
                      ---------------
of this Section, life expectancy and joint and last survivor expectancy computed by use of the expected return multiples in Tables V and VI of Regulations
Section 1.72-9. Life Expectancies shall not be recalculated annually.

               (vi)   Participant's Benefit. "Participant's Benefit" means:
                      ---------------------

                      (A) the Participant's Account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year increased by the amount of any Contributions, or Rollover Contributions or forfeitures allocated to the Participant's Account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date.

                      (B) for purposes of paragraph (A) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the Required Beginning Date, then the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

               (vii)  Required Beginning Date. "Required Beginning Date" means:
                      -----------------------

                      (A)  for Five Percent Owners, the first day of April
                               -------------------
following the later of:

                           (1)  the calendar year in which the Participant
attains age seventy and one-half (70 1/2), or

                           (2)  the earlier of the calendar year with or within
which ends the Plan Year in which the Participant becomes a Five Percent Owner, or the calendar year in which the Participant's Severance Date occurs.

                           Once begun, distributions to a Five Percent Owner
under this Section must continue to be distributed, even if the Participant ceases to be a Five Percent Owner in a subsequent year.

                      (B)  for Non-Five Percent Owners:
                               -----------------------

                           (1)  Participants who are not Five Percent Owners,
                                ---------------------------------------------
but who attain age seventy and one-half (70 1/2) prior to January 1, 1996. The
-------------------------------------------------------------------------
first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2).

                           (2)  Participants who are not Five Percent Owners and
                                ------------------------------------------------
who attain age seventy and one-half (70 1/2) between January 1, 1996 and
------------------------------------------------------------------------
December 31, 1998. The first day of April of the calendar year following the
-----------------
calendar year in which the later of attainment of age seventy and one-half (70 1/2) or the Participant's Severance Date occurs; provided, however, that an Employee whose Severance Date has not occurred may irrevocably elect, in writing, to defer distribution until that Employee's Severance Date.

                           (3)  Participants who are not Five Percent Owners and
                                ------------------------------------------------
who attain age seventy and one-half (70 1/2) after December 31, 1998. The date
--------------------------------------------------------------------
on which occurs the Participant's Severance Date.

          (b)  General Rules.
               -------------

               (i) Subject to Section 6.8 and any applicable Appendix, the requirements of this Section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provision of this Plan.

               (ii) All distributions required under this Section shall be determined and made in accordance with the proposed Regulations under Code
Section 401(a)(9), including the minimum distribution incidental benefit requirement of proposed Regulation Section 1.401(a)(9)-2.

               (iii) If a Participant dies after payments have begun, then his or her remaining vested Account balance, if any, must be distributed to his or her Beneficiary at least as rapidly as under the method of distribution elected by the Participant.

               (iv) If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with paragraphs (A) or (B) below:

                      (A) if any portion of the Participant's interest is payable to a Beneficiary, then distributions may be made over the life or over a period certain not greater than the Life Expectancy of the Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                      (B) if the Beneficiary is the Participant's Surviving Spouse, then the date distributions are required to begin in accordance with paragraph (A) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died, and (2) December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2).

                           If the Participant has not made an election pursuant
to this paragraph (B) by the time of his or her death, the Participant's Beneficiary must elect the method of distribution no later than the earlier of
(1) December 31 of the calendar year in which distributions would be required to begin under this Section, or (2) December 31 of the calendar year which contains the fifth (5th) anniversary of the date of death of the Participant. If the Participant has no Beneficiary, or if the Beneficiary does not elect a method of distribution, then distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

                           For purposes of this paragraph (iv), if the Surviving
Spouse dies after the Participant, but before payments to such Surviving Spouse begin, the provisions of paragraph (iv), with the exception of paragraph (B) herein, shall be applied as if the Surviving Spouse were the Participant.

               (v) For the purposes of this Section, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if paragraph (B) above is applicable, the date distribution is required to begin to the Surviving Spouse pursuant to paragraph (A) above). If distribution in the form of an annuity (pursuant to an Appendix attached hereto) irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

               (vi) As of any subsequent valuation date, the Administrator, with the consent of the Participant (or, if applicable, his or her Beneficiary), may cause the amount then credited to the Account of the Participant to be paid in a lump sum.

          (c)  Required Beginning Date. The entire interest of a Participant
               -----------------------
shall be distributed or begin to be distributed no later than the Participant's Required Beginning Date regardless of whether the Participant specified a contrary commencement date in his or her written election.

          (d)  Limits on Distribution Periods. As of the first distribution
               ------------------------------
calendar year, distributions, if not made in a single-sum, shall only be made over one of the following periods (or a combination thereof):

               (i)    the life of the Participant;

               (ii)   the life of the Participant and a Designated Beneficiary;

               (iii) a period certain not extending beyond the Life Expectancy of the Participant; or

               (iv) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

          (e)  Determination of Amount to be Distributed Each Year. If the
               ---------------------------------------------------
Participant's interest is to be distributed in a form other than a single sum, then the following minimum distribution rules shall apply on or after the Required Beginning Date:

               (i)    Individual Account.
                      ------------------

                      (A)  If a Participant's Benefit is to be distributed over
(1) a period not extending beyond the Life Expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary, or (2) a period not extending beyond the Life Expectancy of the Designated Beneficiary, then the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, shall be at least equal to the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy.

                      (B) The amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of (1) the Applicable Life Expectancy, or (2) if the Participant's Spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of proposed Regulation Section 1.401(a)(9)-2. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy in paragraph (A) above as the relevant divisor without regard to proposed Regulation Section 1.401(a)(9)-2.

                      (C) The minimum distribution required for the Participant's first Distribution Calendar Year shall be made on or before the Participant's Required Beginning Date. The minimum distribution for other Distribution Calendar Years, including the minimum distribution for the Distribution Calendar Year in which the Employee's Required Beginning Date occurs, shall be made on or before December 31 of that Distribution Calendar Year.

               (ii)   Other Forms. If the Participant's Benefit is distributed
                      -----------
in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code Section 401(a)(9) and the proposed Regulations thereunder. Any Annuity Contract from this Plan (as defined in Appendix A) shall be nontransferable.

     6.13 Distribution to Minor or Incompetent. If any individual to whom a
          ------------------------------------
benefit is payable under the Plan is a minor, or if the Administrator determines that any individual to whom a benefit is payable under the Plan is incompetent to receive such payment or to give a valid release thereof, then the Administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent of such minor or incompetent, or a responsible adult with whom the minor or incompetent resides, or to a custodian for a minor under the Uniform Transfers to Minors Act (or other statutes of similar import), if permitted by the laws of the state in which the minor or incompetent resides. Payment to the legal guardian, parent or custodian of a minor Beneficiary shall fully discharge the Trustee, Administrator and Plan from liability on account thereof.

     6.14 Beneficiary Designation. If the Participant is married, the
          -----------------------
Beneficiary shall be the Participant's Surviving Spouse and no written designation is required. However, a Participant may designate a Beneficiary other than the Participant's Spouse; provided, however: (a) the Participant's Spouse consents in writing to such designation and to the form thereof (on a form acceptable to the Administrator); (b) such Beneficiary designation may not be changed without Spousal Consent (or the consent of the Spouse expressly permits changes in the beneficiary designation by the Participant without any requirement of further consent by the Spouse); and (c) the Spouse's consent acknowledges the effect of such Beneficiary designation and is witnessed by a Plan representative or a notary public. Such Spousal Consent shall not be required if it is established to the satisfaction of the Administrator that the consent required under the preceding sentence cannot be obtained because there is no Spouse, the Spouse cannot be located, or such other circumstances as the Secretary of the Treasury may by Regulations prescribe. If, at the time of the Participant's death, the Participant has no Surviving Spouse or designated Beneficiary, then the Beneficiary shall be the individual representative of the Participant's estate. A Participant's Beneficiary shall be bound by the terms and conditions of the Plan.

     6.15 Spousal Consent.
          ---------------

          (a)  Requirement of Consent. Each Participant shall obtain the consent
               ----------------------
of his or her Spouse, if any ("Spousal Consent"), to an in-service withdrawal, beneficiary designation, loan, and/or distribution. Spousal Consent shall not be required if the Participant establishes to the satisfaction of the Administrator that the consent of the Spouse cannot be obtained because there is no Spouse or the Spouse cannot be located. The consent of the Participant's Spouse shall not be required to the extent that a distribution is required to satisfy Code
Section 401(a)(9) or 415. A Spouse's consent shall not be valid with respect to any other Spouse.

          (b)  Form of Consent.
               ---------------

               (i) Spousal Consent shall be made in writing and witnessed by a Plan representative or notary public. The Spouse shall have the right, which can be waived, to limit his or her consent only to a specific form of distribution or withdrawal, beneficiary designation, or loan. If the Spouse elects to waive his or her right to any of the above, then the Spouse shall acknowledge the effect of such waiver, including that: (A) the Spouse had the right to limit his or her consent; (B) the Spouse voluntarily waived this right; and (C) the Spouse understands the effect such consent has upon any benefits otherwise payable to him or her under the Plan.

               (ii) Unless the consent of the Spouse expressly permits the Participant to elect any and all future distributions, withdrawals, loans, or beneficiary designations without a requirement of further consent by that Spouse, then the Spouse's consent shall be limited to that specific election. Spousal Consent may be revoked at any time prior to the date on which a distribution is actually made.

          (c)  Timing of Consent. Spousal Consent to an in-service withdrawal,
               -----------------
loan or distribution shall be made within the ninety (90) days preceding the date of the in-service withdrawal, loan or distribution.

     6.16 Location of Participant or Beneficiary Unknown. If a Participant or
          ----------------------------------------------
Beneficiary who is entitled to a distribution cannot be located and the Administrator has made reasonable efforts to locate the Participant or Beneficiary, then the Participant's or Beneficiary's interest shall be forfeited and used: first, to restore any amounts previously forfeited under this Section;
          -----
second, to
------
pay administrative expenses of the Plan for the Plan Year in which the forfeiture occurs; third, to offset the Employer's obligation to make Employer
                   -----
Mandatory Contributions for the Plan Year in which the forfeiture occurs; and fourth, to allocate as Employer Matching Contributions for the Plan Year in
------
which the forfeiture occurs. If the Participant or Beneficiary makes a written claim for the Account subsequent to the forfeiture, then the Employer shall cause the Account to be reinstated.

     6.17 Hardship Distributions.
          ----------------------

          (a) Upon hardship of a Participant, the Trustee shall, upon the direction of the Administrator, make a distribution from the Participant's Rollover Contributions Account, Salary Deferral Contributions Account (not including earnings) and Employer Matching Contributions Account, in that order. A Participant shall be entitled to a hardship distribution only if the distribution is both (i) made on account of an immediate and heavy financial need of the Participant (as defined in paragraph (b)), and (ii) is necessary to satisfy such financial need (as defined in paragraph (c)). The Participant shall furnish the Administrator with satisfactory proof that the hardship distribution meets the requirements of paragraphs (b) and (c).

          (b) An immediate and heavy financial need shall be deemed to include any one or more of the following:

               (i) expenses incurred or necessary for medical care described in Code Section 213(d) for the Participant, his or her Spouse, or any dependents of the Participant (as defined in Code Section 152);

               (ii) costs (excluding mortgage payments) relating to the purchase of a principal residence for the Participant;

               (iii) payment of tuition, related educational fees and room and board expenses, for up to the next twelve (12) months of post-secondary education for the Participant, his or her Spouse, children, or dependents (as defined in Code Section 152); or

               (iv) payments necessary to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage or deed of trust on that principal residence.

          (c) A distribution shall be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:

               (i) the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

               (ii) the Participant is prohibited from making Salary Deferral Contributions to this Plan for twelve (12) months after the receipt of the hardship distribution. In addition, the Participant must agree to stop making elective contributions and employee contributions to all other plans of the Employer (to the extent permissible under the terms of such plan) for at least twelve (12) months after receipt of the hardship distribution;

               (iii) the distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

               (iv) all plans maintained by the Employer limit the Participant's elective contributions for the taxable year immediately following the taxable year of the hardship distribution to the applicable limit under Code
Section 402(g) for such taxable year, less the amount of such Participant's elective contributions for the taxable year of the hardship distribution.

          (d) A Participant shall be required to obtain Spousal Consent prior to receiving a hardship distribution.

          (e) If a Participant receives a distribution under this Section from his or her partially vested Employer Matching Contributions Account, at any relevant time following the hardship distribution, the Participant's vested interest in his or her Employer Matching Contributions Account shall be calculated in accordance with the following formula: X = P (AB + D) - D. For purposes of the formula in the preceding paragraph, "P" is the Participant's current vesting percentage at the relevant time, "AB" is the value of the Participant's Employer Matching Contributions Account at the relevant time, and "D" is the amount of the distribution.

     6.18 Loans.
          -----

          (a) The Administrator may direct the Trustee to make loans to Participants who are Employees and/or Beneficiaries who are parties in interest (as defined in ERISA Section 3(14)), provided that:

               (i) such loans are available to all such Participants and Beneficiaries on a reasonably equivalent basis;

               (ii) such loans are not made available to Highly Compensated Employees, officers or shareholders in an amount greater than the amount made available to other Employees;

               (iii)  such loans bear a reasonable rate of interest;

               (iv)   such loans are adequately secured; and

               (v) a Participant's or Beneficiary's aggregate outstanding loans shall not exceed the lesser of (A) fifty percent (50%) of the present value of the Participant's or Beneficiary's vested Account, or (B) Fifty Thousand Dollars ($50,000) (reduced by the excess, if any, of (1) the highest principal amount of the aggregate outstanding loans at any time during the immediately preceding twelve (12) months, over (2) the aggregate principal amount outstanding under such loans on the date the new loan is made.)

          (b) A Participant shall obtain Spousal Consent in order to use his or her Account balance as security for the loan.

          (c) In the event of default, foreclosure on the note and attachment of security shall not occur until a distributable event occurs under the Plan.

          (d) Notwithstanding any contrary provision of this Plan, the portion of the Participant's vested Account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account balance payable at the time of distribution, but only if the reduction is used as repayment of the loan. If less than one hundred percent (100%) of the Participant's vested Account balance (determined without regard to the preceding sentence) is payable to the Surviving Spouse, then the Account balance shall be adjusted by first
                                                                       -----
reducing the vested Account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the Surviving
                           ----
Spouse.

          (e) All such loans shall be subject to ERISA, the Code, and such terms and conditions not inconsistent therewith (and subject to this Section) as determined by the Administrator.

          (f) The Administrator shall adopt written policies and guidelines which establish and detail the terms of Plan loans hereunder, and which shall be deemed a part of this Plan. Such policies and guidelines may be amended by the Administrator from time to time.

     6.19 In-Service Withdrawals at and After Age Fifty-Nine and One-Half (59
          -------------------------------------------------------------------
          1/2).
          ----

          (a) A Participant may, once in every twelve (12)-consecutive-month period, withdraw all or a portion of the vested portion of his or her Accounts (excluding amounts held in the Participant's Pension Plan Account and FaAA Plan Account, if any) at any time subsequent to attainment of age fifty-nine and one-half (59 1/2); provided, however, that the Participant shall obtain Spousal Consent for such withdrawal.

          (b) If a Participant receives a distribution under this Section from his or her partially vested Employer Mandatory Contributions Account, and/or Employer Matching Contributions Account at any relevant time following the distribution, the Participant's vested interest in his or her Employer Mandatory Contributions Account and/or Employer Matching Contributions Account shall be calculated in accordance with the following formula: X = P (AB + D) - D. For purposes of this formula, "P" is the Participant's current vesting percentage at the relevant time, "AB" is the value of the Participant's Employer Matching Contributions Account and/or Employer Mandatory Contributions Account at the relevant time, and "D" is the amount of the distribution.

     6.20 Form of Distribution. Distributions shall be in the form of cash,
          --------------------
except as otherwise provided in the Appendices attached hereto.

                                  ARTICLE VII
                                  -----------

                                ADMINISTRATION
                                --------------

     7.1  Allocation of Administrative Responsibilities. The Plan shall be
          ---------------------------------------------
administered by the Administrator and the Committee, as constituted in accordance with Section 7.6. The Administrator and the Committee shall administer the Plan in accordance with its terms, solely in the interests of Participants and their Beneficiaries, and for the exclusive purposes of providing benefits to Participants and their Beneficiaries (and for defraying the reasonable expenses of administering the Plan).

     7.2  Powers and Duties of the Administrator. The Administrator shall have
          --------------------------------------
all the powers, duties and responsibilities necessary or appropriate to administer the Plan (other than powers, duties and responsibilities specifically reserved to the Committee), including without limitation, the following powers and duties:

          (a) to determine all issues relating to the eligibility of Employees to become Participants, provided that any determination shall be subject to review pursuant to Section 7.3(h);

          (b) to compute and certify to the Trustee the amount of each Company Contribution payable to the Trust on behalf of Participants;

          (c) to interpret the Plan with respect to the calculation of contributions on behalf of Participants (including determining Hours of Service, Compensation, and Years of Service and the allocation of Contributions pursuant to Section 4.3);

          (d) to compute and certify to the Trustee the amount and forms of benefits payable to Participants or their Beneficiaries;

          (e)  to direct disbursements by the Trustee from the Trust;

          (f) to establish and communicate a funding policy to the Trustee and any Investment Manager appointed pursuant to Section 7.3(b) which will enable it to comply with the provisions of the Plan.

          (g) to make and publish rules for the administration of the Plan as are not inconsistent with the provisions of the Plan and the policies established by the Committee or Trustee in those areas where the Committee or Trustee has exclusive responsibility;

          (h) to assist the Company in complying with the reporting and disclosure requirements of ERISA, including (but not limited to) preparing for filing by the Company annual reports with the applicable government agencies, furnishing summary annual reports to Participants, and assisting the Trustee in the preparation of any tax returns required for the Trust and tax reporting forms required in connection with distributions to Participants; and

          (i) to do all other things necessary or convenient to effect the intent and purposes, whether or not such powers and duties are specifically set forth in the Plan; provided, however, that such powers and duties shall not infringe upon any power, duty or responsibility specifically reserved to the Committee.

     7.3  Powers and Duties of the Committee. The Committee shall have all the
          ----------------------------------
powers, duties and responsibilities necessary to administer the Plan (other than powers, duties and responsibilities specifically reserved to the Administrator) including, without limitation, the following:

          (a) to direct the Trustee, in accordance with Article IX, as to the establishment of investment funds and the investment of the Plan assets held in the investment funds, and to establish rules or procedures regarding the terms and conditions under which Participants may select among the investment funds;

          (b) to appoint one or more "Investment Manager(s)" (as defined in ERISA Section 3(38));

          (c) to employ or engage such agents and Employees, investment counsel, legal counsel and accountants, and to procure or obtain such supplies and services as the Committee may require in carrying out the provisions of this Plan;

          (d) to make and publish rules for the administration of the Plan as are not inconsistent with the provisions of the Plan and the policies established by the Administrator or Trustee in those areas where the Administrator or Trustee has exclusive responsibility;

          (e) from time to time advise and consult with the Administrator with respect to its exercise of the powers and duties delegated to it pursuant to
Section 7.2;

          (f) from time to time advise and consult with the Company with respect to its exercise of the powers and duties reserved to it pursuant to the terms of the Plan;

          (g) at least annually, to report to the Participants with respect to such matters as the Committee deems appropriate regarding the administration and investments of the Plan or the performance of its duties and responsibilities under the Plan;

          (h) to establish a claims review procedure, and to review and decide all appeals of benefit claim denials or other decisions rendered by the Administrator pursuant to Sections 7.2(a) and 13.3, and

          (i) to interpret the Plan (except to the extent such power is specifically reserved to the Administrator) and the Trust Agreement; and any such interpretation shall, to the extent permitted by ERISA Section 502(a), be binding upon the Administrator, the Company, the Trustee, all active, inactive, former, retired or terminated Participants, their Beneficiaries, the successors, assigns, heirs and personal representatives of all of them, and every other person directly or indirectly interested in the Plan.

     7.4  Discretion of the Administrator and the Committee. Subject to Article
          -------------------------------------------------
VII and the allocation of duties under the Plan, the Administrator and the Committee shall have, as provided in Section 7.2 and 7.3 respectively, the sole and absolute discretion to construe and interpret the provisions of the Plan, and any issue arising out of, relating to, or resulting from the administration or operation of the Plan. Any interpretation and/or construction by the Administrator and/or the Committee shall be final and binding on all parties (including, without limitation, any Participating Employer, Participant, Beneficiary or their successors or assigns). When making a determination or calculation, the Administrator and/or the Committee shall, in their sole and absolute discretion, be entitled to rely upon information furnished by the Participating Employer, third party administrators, vendors, Participants, Beneficiaries, or other persons.

     7.5  Reallocation or Delegation of Responsibility. The Administrator and,
          --------------------------------------------
by a unanimous vote of all Members, the Committee may agree to reallocate among them any of the duties, powers or responsibilities initially allocated to either of them under the terms of the Plan. The Administrator or the Committee may delegate to any other person or persons (including, but not limited to, one or more designated Members) the authority to discharge or carry out their duties, powers or responsibilities. Any such reallocation or designation must comply with ERISA Section 404(a)(1).

     7.6  Committee Appointment and Governance.
          ------------------------------------

          (a)  Establishment and Indemnification. The Administrator has
               ---------------------------------
established the Committee to discharge some of the duties of the Administrator under the Plan. The Committee and each of its members shall be indemnified by the Employer to the extent set forth in Section 15.2.

          (b)  Appointment. The Committee shall consist of four (4) members
               -----------
(each a "Member"). In accordance with this Section 7.6, the Company shall appoint two (2) Members, Member A, and Member B and the Participants shall elect two (2) Members, Member C and Member D. (Members A, B, C and D shall collectively be referred to as the "Members".) Member A shall serve as the Chair of the Committee. Only Employees shall be eligible to serve as Members of the Committee.

          (c)  Participant Elections of Member C and Member D. Only Participants
               ----------------------------------------------
who are Employees shall be eligible to vote. For purposes of electing Member C, each Participant shall be entitled to cast one vote. For purposes of electing Member D, each Participant shall be entitled to cast votes equal to the number of dollars credited to his or her Account, calculated as of the last day of the Plan Year preceding the date of the election.

          (d)  Resignation, Vacancies and Removal. Any Member may resign at any
               ----------------------------------
time by giving written notice of his or her resignation to the Company and the other Members.

               (i) A vacancy with respect to Member A or Member B shall be filled in accordance with paragraph (b) above. A vacancy with respect to Member C or Member D shall be filled in accordance with paragraph (e) below.

               (ii) Members A and B shall serve as Members until they resign or are removed by the Company. The Company may remove Member A or B at any time for any reason by filing written notice of such removal with the Committee.

               (iii) The initial term of Member C shall be two (2) years, thereafter, Member C shall serve for a period of four (4) years. Member D shall serve for a period of four (4) years. Prior to the expiration of their respective terms, Member C and Member D may be removed upon the written petition of a majority of the Participants then entitled to elect a successor Member C or Member D as provided in paragraph (c) and (e), which removal shall be effective as of the seventh (7th) day following the certification of the results of the election of the successor.

               (iv) In the case of any petition for the removal of Member C or Member D, the petition for removal shall be presented to the Committee. The effectiveness of the petition, the persons entitled to sign their names thereon and the number of votes entitled to be cast by Participants shall be determined by the non-affected Members in accordance with paragraph (e) below. Any Participant or Member may examine the petition and request a review of such determination within five (5) days thereof. Such review shall be made by a majority vote of the non-affected Members.

          (e)  Election Procedures. In the event of the death, incapacity,
               -------------------
removal, resignation or upon the expiration of the term of service of Member C or Member D, his or her successor shall be elected under the following procedure:

               (i) The non-affected Members shall certify the effectiveness of any resignation or petition for the removal of such Member, or the incapacity, death or expiration of the term of service of the Member. The Committee shall thereupon give notice that a vacancy exists in the office of such Member by prominently posting written notice thereof at places customarily used by the Company for employer-employee notices. Any Participant eligible to vote in the election of the Member may place a name in nomination by notifying the Committee in writing within ten (10) days of the date on which such notice is posted. At the expiration of such ten (10) day period, the Committee shall prepare a ballot in such form as it shall deem appropriate containing the names of each person who has been nominated and who has indicated to the Committee his or her willingness to serve as a Member; provided, however, that the Committee shall not place on the ballot the name of any person who is prohibited from serving under ERISA Section 411 or any other provision of applicable law or of the Plan or the Trust Agreement. The Committee may require any individual who desires to serve as a Member to furnish such information as it may reasonably require in order to satisfy the requisites of the preceding sentence.

               (ii) The Committee shall distribute the ballots to those Participants eligible to vote either by personal delivery or by first class mail addressed to the Participant's last known address. The ballot shall include a statement stating the location where ballots will be received and the deadline for casting ballots. The deadline shall be a date selected by the Committee which falls not less than ten (10) nor more than fifteen (15) days after the date of distribution. In the case of ballots distributed by mail, distribution shall be deemed to occur on the date of mailing. A ballot shall be deemed to be cast on the date and at the time of its actual receipt by the Committee at the location designated on the ballot.

               (iii) Votes shall be credited in the manner specified in paragraph (c) above. The candidate receiving the largest number of votes cast shall be the winner. There shall be no run-off except in the case of a tie vote. Votes may be cast only for candidates whose names appear on the ballot. Votes for any write-in candidate shall be disregarded.

               (iv) In the event that elections for the office of Member C and Member D are being held concurrently, an individual may be a candidate for both offices. In the event that such an individual receives the largest number of votes cast for both offices, the individual shall be deemed to be elected to serve as Member D and the candidate for Member C who received the next highest number of votes shall be deemed elected to serve as Member C.

               (v) The non-affected Members shall certify to the remaining Member(s) the results of such election, as soon as is reasonably possible thereafter, and the successor Member(s) shall commences serving seven (7) days after such certification is received.

          (f)  Committee Voting.  Any action of the Committee shall be
               ----------------
determined by vote or other affirmative expression of a majority of its Members. However, no Member shall vote on any question in which he or she has any direct or indirect interest, unless such direct or indirect interest results merely from his or her being a Participant in the Plan and is not materially different from the interest that other Participants in the Plan have in the question. In the event that any vote shall result in a tie, such tie shall be broken by the decision of Member A.

          (g)  Amendment Restrictions.  Without the written consent of both
               ----------------------
Members C and D, the Company (1) shall have no power to amend or modify the provisions of this Section 7.6 or Section 7.3 or 7.4, and (2) shall not cause or permit account balances maintained under this Plan to be transferred to or merged with any other plan, program, fund or arrangement (whether or not tax-qualified) of the Company or any related company, unless the portion of the successor plan that consists of the transferred or merged accounts is subject to restrictions that are identical (except for appropriate section numbering and cross-reference changes) to those imposed by the Sections listed in paragraph
(a) above.

     7.7  Domestic Relations Orders.
          -------------------------

          (a)  Definitions.
               -----------

               (i)  Alternate Payee.  "Alternate Payee" means any Spouse,
                    ---------------
former Spouse, child or other dependent (within the meaning of Code Section 152) of a Participant who is recognized by a Domestic Relations Order as having a right to receive any immediate or deferred payment of all or a portion of the balance credited to a Participant's Account under the Plan.

               (ii)  Domestic Relations Order or Order. "Domestic Relations
                     ---------------------------------
Order" or "Order" means any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable state domestic relations laws (including community property laws), child support, alimony payments or marital property rights to an Alternate Payee.

               (iii) Qualified Domestic Relations Order.  "Qualified Domestic
                     ----------------------------------
Relations Order" means any Domestic Relations Order that meets the following requirements:

                     (A) such Order establishes (or otherwise recognizes the existence of) the right of an Alternate Payee to receive all or a portion of the vested balance credited to a Participant's Account under the Plan;

                     (B) such Order specifies (1) the name and last known mailing address of the Participant, (2) the name and last known mailing address of each Alternate Payee covered by such Order, (3) the amount or percentage of the Participant's vested account balance under the Plan payable to each such Alternate Payee or the manner in which such amount or percentage is to be calculated, and (4) any other requirement set forth in ERISA Section 206(d)(3) or Code Section 414(p); and

                     (C) such Order does not require the Plan to (1) provide any type or form of benefit or option not otherwise available to the Participant under the Plan, (2) provide increased benefits not otherwise payable to the Participant under the Plan, or (3) pay benefits to an Alternate Payee which are required to be paid to another Alternate Payee pursuant to any Qualified Domestic Relations Orders previously issued with respect to the Participant's Account under the Plan.

          (b)  Notification.  Upon receipt of a Domestic Relations Order, the
               ------------
Administrator shall promptly notify the affected Participant and each Alternate Payee of the receipt of such Order and the procedures established by the Administrator for determining whether such Order satisfies the requirements for recognition as a Qualified Domestic Relations Order. Such notice shall also advise such Participant and Alternate Payee of his or her right to designate a representative to receive communications from the Administrator concerning the disposition of the Domestic Relations Order. Within a reasonable time after providing such notification, the Administrator shall, pursuant to such procedures, determine whether or not the Order is a Qualified Domestic Relations Order and shall notify the Participant and each Alternate Payee (or his or her representative) of such determination.

          (c)  Procedures.  The Administrator shall establish reasonable
               ----------
procedures for determining the qualified status of Domestic Relations Orders and for effecting distributions pursuant to all such Orders which are determined to be Qualified Domestic Relations Orders.

          (d)  Payment.
               -------

               (i) During the period in which the qualified status of a Domestic Relations Order is pending, the Administrator shall defer the payment of all Plan benefits affecting the Participant which are in dispute and shall separately account for all amounts which would otherwise be payable to the Alternate Payee (the "Segregated Amounts") during such period were the Order determined to be a Qualified Domestic Relations Order.

               (ii) If the Administrator determines, within eighteen (18) months after the date the first payment to the Alternate Payee would otherwise be required to be made pursuant to the terms of the Order, that such Order is a Qualified Domestic Relations Order, then the Administrator shall establish a separate Account to hold the Segregated Amounts (including any Earnings thereon) on behalf of such Alternate Payee and such Alternate Payee shall then be treated as a Participant for purposes of such Account. To the extent such Qualified Domestic Relations Order provides for the payment of the entire balance of the Segregated Amounts (including any Earnings thereon) to the Alternate Payee prior to the Participant's Severance Date, then the Administrator shall make such payment in accordance with such Order, even though the affected Participant's Severance Date has not occurred. Such payment shall be made as if the Participant's Severance Date occurred on the date on which benefits are to enter pay status under the Order. Notwithstanding the foregoing, payment to the Alternate Payee shall not be deferred beyond the date distribution to the Participant or (in the event of death) his or her Beneficiary is made or commenced.

               (iii) If the Administrator determines, within such eighteen (18) month period under paragraph (ii) above, that such Order is not a Qualified Domestic Relations Order, or if the qualified status of such Order cannot be determined prior to the expiration of such eighteen (18) month period, then the Administrator shall authorize the payment of the Segregated Amounts (including any Earnings thereon) to the individual or individuals who would have been entitled to receive such Segregated Amounts under the Plan had the Order not been issued. If such individual is the Participant, then the previously Segregated Amounts shall remain part of the Trust and shall not be distributed until the Participant becomes entitled to benefits under the Plan in accordance with the provisions of Article VI or any applicable Appendix. Should there be a subsequent determination that the Order is in fact a Qualified Domestic Relations Order, then such determination shall be applied on a prospective basis only.

          (e)  Hold Procedures.  Notwithstanding any contrary Plan provision,
               ---------------
prior to the receipt of a Domestic Relations Order, the Administrator may, place a hold (as defined below) upon such portion of a Participant's Account, at such time and for such reasonable period of time as the Administrator may determine, if the Administrator receives notice that (1) a Domestic Relations Order is being sought by the Participant, his or her Spouse, former Spouse, child or other dependent (within the meaning of Code Section 152), and (2) the Participant's Account is likely to be a source of payment under such Order. For purposes of this paragraph, a "hold" means that no withdrawals, loans or other distributions may be made with respect to a Participant's Account. The Administrator shall notify a Participant if a hold is placed upon his or her Account pursuant to this paragraph.

                                 ARTICLE VIII
                                 ------------

                        LEAVES OF ABSENCE AND TRANSFERS
                        -------------------------------

     8.1  Military Leave of Absence. An Employee who leaves the employment of
          -------------------------
the Employer for military service in the Armed Forces of the United States, as defined in the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), shall, for all purposes of the Plan, be considered as having been in the employment of the Employer, with the time of the Participant's service in the military credited to his or her service under the Plan; provided, however, that upon such Employee being discharged from the military service of the United States, the Employee must apply for reemployment with the Employer and take all other necessary action to be entitled to, and to be otherwise eligible for, re-employment rights, as provided by USERRA or any similar law from time to time in force. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Code Section 414(u).

     8.2  Other Leaves of Absence.  For all purposes of this Plan, an Employee
          -----------------------
on an Employer-approved leave of absence not described in Section 8.1 shall be considered as having continued in the employment of the Employer for the period of such leave, provided that the Employee returns to the active employment of the Employer before or at the expiration of such leave.

     8.3  Transfers.
          ---------

          (a)  In the event that:

               (i) a Participant is transferred to employment with an Employer that is not a Participating Employer, or to employment with an Employer in a status other than as an Eligible Employee;

               (ii) an individual is transferred from employment with an Employer that is not a Participating Employer or from other employment; an individual is transferred from service with the Employer in a status other than as an Eligible Employee to employment with the Employer as an Eligible Employee; or

               (iv) an individual was employed by an Employer that is not a Participating Employer, terminated his or her employment and was subsequently employed by the Employer as an Eligible Employee;

          (b)  then the following provisions shall apply:

               (i) transfer to employment with: (A) an Employer that is not a Participating Employer or (B) the Employer not as an Eligible Employee, shall not be considered termination of employment with the Employer, and such transferred individual shall continue to be entitled to the benefits provided in the Plan, as modified by this Section;

               (ii) any employment with an Employer which is not a Participating Employer or with the Employer not as an Eligible Employee will be deemed to be employment by the Employer;

               (iii) no amounts earned from an Employer at a time when it is not a Participating Employer or from the Employer not as an Employee shall constitute Compensation hereunder;

               (iv) no service for an Employer at a time when such individual was not an Employee shall be counted for purposes of eligibility and vesting hereunder, unless agreed to by the Company or required pursuant to a closing agreement entered into by the Employer and the Internal Revenue Service;

               (v) termination of employment with an Employer which is not a Participating Employer by an individual entitled to benefits under this Plan (other than to transfer to employment with another Employer) shall be considered as termination of employment with the Employer; and

               (vi) all other terms and provisions of this Plan shall fully apply to such individual and to any benefits to which he or she may be entitled hereunder.

                                  ARTICLE IX
                                  ----------

                               TRUST PROVISIONS
                               ----------------

     The Administrator may at any time select and appoint a Trustee to hold all or a portion of the assets of the Trust, and the Company shall, on its behalf and on behalf of all Participating Employers, enter into a Trust Agreement.

                                   ARTICLE X
                                   ---------

                               FEES AND EXPENSES
                               -----------------

     All reasonable fees and expenses of the Administrator, the Committee and/or the Trustee incurred in the performance of their duties hereunder or under the Trust shall be charged against Participants' Accounts in such manner as the Trustee reasonably determines, unless the Employer elects to pay such fees and expenses.

                                  ARTICLE XI
                                  ----------

                       AMENDMENT, TERMINATION OR MERGER
                       --------------------------------

     11.1  Amendment.
           ---------

           (a) The Company shall have full power and authority to amend the provisions of the Plan, subject to Section 7.6(g), for any reason, at any time, either prospectively or retroactively, to such extent and in such manner as the Company shall deem advisable, in accordance with its normally established procedures. The Company may delegate such power, subject to Section 7.6(g), in whole or in part, to one or more committees (comprised of officers or other managerial personnel of the Employer) to whom administrative responsibilities may be delegated under the Plan.

           (b) The Board delegates to the Committee or any individual or committee appointed by the Administrator the full power and authority to adopt and to provide a certificate evidencing the execution of any amendment to the Plan, subject to Section 7.6(g), which satisfies one of the following requirements:

                (i) the amendment is designed to clarify any provision of the Plan;

                (ii) the amendment is designed to bring the Plan into compliance with applicable law;

                (iii) the amendment is designed to ensure the continued tax-qualified status of the Plan; or

                (iv) the amendment does not have a significant financial impact on the Employer.

           (c) An amendment shall become effective, in accordance with its terms as to all Participants and all other persons having or claiming an interest under the Plan, upon the effective date specified in the instrument evidencing such amendment. However, no such amendment shall operate to: (i) cause any part of the Trust to revert to or be recoverable by the Employer or to be used for, or diverted to, purposes other than the exclusive benefit of Participants and their Beneficiaries (or for defraying the reasonable administrative expenses of the Plan); (ii) reduce the then outstanding balances in the Accounts of Participants; (iii) cause or effect any discrimination in favor of Highly Compensated Employees; (iv) change the duties, responsibilities or liabilities of the Trustee hereunder without the written consent of such Trustee; or (v) affect, reduce or eliminate any benefits which are protected benefits pursuant to Code Section 411(d)(6).

     11.2 Termination.  The Company may terminate this Plan at any time for any
          -----------
reason by resolution adopted by the Board, but the Trust may not thereby be diverted from the exclusive benefit of the Participants, their Beneficiaries, survivors or estates (other than for defraying the reasonable administrative expenses of the Plan), nor revert to the Employer, nor may any change be made to a previously allocated contribution. Upon termination or partial termination of the Plan or complete discontinuance of Employer Contributions under the Plan, the Accounts of each affected Participant shall be nonforfeitable. The Administrator shall distribute each Participant's Accounts to the Participant pursuant to Sections 6.8 through 6.11 as soon as administratively feasible after the termination.

     11.3 Merger.
          ------

          (a) The Board delegates to the Administrator, or any individual or committee appointed by the Administrator the full power and authority, subject to Section 7.6(g), to effect from time to time, upon such terms and conditions deemed appropriate, the merger of any and all tax-qualified defined contribution plans and related tax-exempt trusts maintained by entities acquired by the Company into the Plan and Trust and to take any and all such action, and prepare, execute, and deliver all such documents as may be necessary or advisable to effect any and all such plan and trust mergers.

          (b) Except as otherwise provided in Section 7.6(g), nothing contained herein shall prevent the merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, another plan meeting the requirements of Code Section 401(a) or the transfer to the Plan of assets or liabilities of another such plan so qualified under the Code. Any such merger, consolidation or transfer shall be accompanied by the transfer of such existing records and information as may be necessary to properly allocate such assets among Participants, including without limitation any tax or other information necessary for the Participants or persons administering the plan which is receiving such assets. The terms of such merger, consolidation or transfer must be such that (if the Plan had then terminated), the requirements of this Article would be satisfied and each Participant (or, if applicable, his or her Beneficiary) would receive a benefit immediately after the merger, consolidation or transfer equal to or greater than the benefit he or she would have received if the Plan had terminated immediately before the merger, consolidation or transfer. Notwithstanding any provision in this Plan to the contrary, any amounts transferred to the Plan as a result of such merger, consolidation or transfer shall, to the extent the benefits accrued under the transferor plan are protected benefits under Code Section 411(d)(6) ("Protected Benefits"), be preserved under this Plan, and shall not in any way be affected, reduced or eliminated.

                                  ARTICLE XII
                                  -----------

                     ADOPTION OF PLAN BY RELATED ENTITIES
                     ------------------------------------

     12.1 Adoption of the Plan. An Employer may become a Participating Employer
          --------------------
with the approval of the Company.

     12.2 Withdrawal. A Participating Employer may withdraw from the Plan at any
          ----------
time for any reason by giving advance written notice of its intention to withdraw to the Company and to the Administrator. Upon receipt of such withdrawal notice, the Trustee shall set aside from the Trust such cash, securities and other property as it shall deem to be equal in value to the Participating Employer's equitable share. If the Plan is to be terminated with respect to the Participating Employer, then the amount set aside shall be administered according to Article IX and the Trust Agreement. If the Plan is not to be terminated with respect to the Participating Employer, then the Trustee shall turn over the Participating Employer's equitable share to a trustee designated by the Participating Employer, and the cash, securities and other property shall thereafter be held and invested as a separate trust of the Participating Employer and shall be used and applied according to the terms of a new trust agreement between the Participating Employer and the trustee so designated. Neither the segregation of the Trust assets upon the withdrawal of a Participating Employer nor the execution of a new trust agreement shall operate to permit any part of the assets of the Trust to be used for or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries (or for defraying the reasonable administrative expenses of the Plan).

                                 ARTICLE XIII
                                 ------------

                               CLAIMS PROCEDURE
                               ----------------

     13.1 Right to File Claim. Every Participant or Beneficiary shall be
          -------------------
entitled to file with the Administrator a written claim for benefits under the Plan.

     13.2 Denial of Claim.
          ---------------

          (a) If the claim is denied by the Administrator, in whole or in part, the claimant shall be furnished within ninety (90) days after the Administrator's receipt of the claim (or within one hundred eighty (180) days after such receipt if special circumstances require an extension of time) a written notice of denial of such claim containing the following:

               (i)   specific reason or reasons for denial;

               (ii) specific reference to pertinent Plan provisions on which the denial is based;

               (iii) a description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why the material or information is necessary; and

               (iv)  an explanation of the claims review procedure.

          (b) If written notice of the denial of such claim is not furnished within the time period prescribed under paragraph (a), then the claim shall be deemed denied.

     13.3 Claim Review Procedure.
          ----------------------

          (a) Review may be requested at any time within sixty (60) days following the date the claimant received written notice of the denial of his or her claim. For purposes of this Section, any action required or authorized to be taken by the claimant may be taken by a representative authorized in writing by the claimant to act on his or her behalf. The Administrator (or the Committee for claims relating to the Employer Mandatory Contributions Account, the Pension Plan Account or the FaAA Plan Account) shall afford the claimant a full and fair review of the decision denying the claim and, if so requested, shall:

               (i) permit the claimant to review any documents that are pertinent to the claim; and

               (ii) permit the claimant to submit to the Administrator (or, if applicable, the Committee) issues and comments in writing.

          (b) The decision on review by the Administrator (or, if applicable, the Committee) shall be in writing and shall be issued within sixty (60) days following receipt of the request for review. The period for decision may, however, be extended up to one hundred twenty (120) days after such receipt if the Administrator (or, if applicable, the Committee) determines that special circumstances require extension. The decision on review shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision of the Administrator (or, if applicable, the Committee) is based.

          (c) If the decision on review by the Administrator (or, if applicable, the Committee) is not furnished within the time period prescribed under paragraph (b), then the claim shall be deemed denied on review.

                                  ARTICLE XIV
                                  -----------

                             TOP-HEAVY PROVISIONS
                             --------------------

     14.1 Purpose. This Article is intended to insure that the Plan complies
          -------
with Code Section 416. If the Plan is or becomes Top-Heavy in any Plan Year, the provisions of this Article shall supersede any conflicting provision in the Plan.

     14.2 Definitions. For purposes of this Article, the following definitions
          -----------
shall apply:

          (a)  Determination Date. "Determination Date" means for any Plan Year,
               ------------------
the last day of the preceding Plan Year.

          (b)  Determination Period. "Determination Period" means the Plan Year
               --------------------
containing the Determination Date and the four (4) preceding Plan Years.

          (c)  Key Employee. "Key Employee" means any Employee or former
               ------------
Employee (and the Beneficiaries of such Employee) who at any time during the determination period was (i) an officer of the Employer if such individual's annual Section 415 Compensation exceeds fifty percent (50%) of the dollar limitation in effect under Code Section 415(b)(1)(A); (ii) an owner (or considered an owner under Code Section 318) of one of the ten (10) largest interests in the Employer if such individual's Section 415 Compensation exceeds one hundred percent (100%) of the dollar limitation in effect under Code Section 415(c)(1)(A); (iii) a five percent (5%) owner of the Employer; or (iv) a one percent (1%) owner of the Employer who has an annual Section 415 Compensation of more than One Hundred Fifty Thousand Dollars ($150,000). For purposes of this Section, the determination of Section 415 Compensation shall be based only on
Section 415 Compensation which is actually paid. A determination of who constitutes a Key Employee shall be made in accordance with Code Section 416(i)(1).

          (d)  Non-Key Employee. "Non-Key Employee" means any Employee who is
               ----------------
not a Key Employee, including Employees who are former Key Employees.

          (e)  Permissive Aggregation Group. "Permissive Aggregation Group"
               ----------------------------
means the Required Aggregation Group of plans, plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

          (f)  Required Aggregation Group.  "Required Aggregation Group" means:
               --------------------------

               (i) each tax-qualified plan of the Employer in which at least one (1) Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated); and

               (ii) any other tax-qualified plan of the Employer which enables a plan described in paragraph (i) above to meet the requirements of Code Section 401(a)(4) or 410.

          (g)  Top-Heavy Plan. "Top-Heavy Plan" means this Plan, if for any Plan
               --------------
Year any of the following conditions exists:

               (i) if the Top-Heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans;

               (ii) if this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%); or

               (iii) if this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

          (h)  Top-Heavy Ratio.  "Top-Heavy Ratio" means:
               ---------------

               (i) if the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the five (5) year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Account balances of all Key Employees as of the Determination Date(s) (including any part of any Account balance distributed in the five (5) year period ending on the Determination Date(s)), and the denominator of which is the sum of Account balances (including any part of any Account balance distributed in the five (5)- year period ending on the Determination Date(s)), both computed in accordance with Code Section 416. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416.

               (ii) if the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five (5) year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of Account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with paragraph (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of Account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with paragraph (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the Determination Date(s), all determined in accordance with Code Section 416. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five (5)-year period ending on the Determination Date.

               (iii) for purposes of paragraphs (i) and (ii) above, the value of Account balances and the present value of accrued benefits shall be determined as of the most recent Valuation Date that falls within or ends with the twelve
(12) month period ending on the Determination Date, except as provided in Code
Section 416 for the first and second plan years of a defined benefit plan. The Account balances and accrued benefits of a participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one (1) Hour of Service with any Employer maintaining the Plan at any time during the five (5)-year period ending on the Determination Date shall be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account shall be made in accordance with Code Section 416. When aggregating plans, the value of Account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year.

                     The accrued benefit of a Participant other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

          (i)  Valuation Date. "Valuation Date" means the last day of the Plan
               --------------
Year, as of which Account balances or accrued benefits are valued for purposes of calculating the Top-Heavy Ratio.

     14.3 Minimum Allocation.
          ------------------

          (a) Except as otherwise provided in paragraphs (b) and (c) below, in any Plan Year that the Plan is Top-Heavy, Employer Contributions (other than Salary Deferral Contributions and Employer Matching Contributions included in the ADP, ACP and multiple use tests described in Sections 5.5 and 5.7) allocated to the Accounts of each Participant who is a Non-Key Employee, shall be not less than the lesser of (i) three percent (3%) of the Non-Key Employee's Section 415 Compensation, or (ii) in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Code Section 401, the largest percentage of Contributions and forfeitures (if applicable), as a percentage of the first One Hundred Sixty Thousand Dollars ($160,000) (as adjusted by the Adjustment Factor) of Section 415 Compensation, allocated on behalf of any Key Employee for that Plan Year. The minimum allocation shall be determined without regard to any Social Security contribution. This minimum contribution shall be made even though, under other provisions of the Plan, the Participant would not otherwise be entitled to receive an allocation or would have received a lesser allocation for the Plan Year because of (i) the Participant's failure to complete one thousand (1,000) Hours of Service (or any equivalent provided in the Plan) or
(ii) Section 415 Compensation less than a stated amount.

          (b) The provisions in paragraph (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

          (c) The provisions in paragraph (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer.

          (d) The minimum allocation required (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code
Section 411(a)(3)(B) or (D).

                                  ARTICLE XV
                                  ----------

                                 MISCELLANEOUS
                                 -------------

     15.1  Legal or Equitable Action. If any legal or equitable action with
           -------------------------
respect to the Plan is brought by or maintained against any individual, and the results of such action are adverse to that individual, attorney's fees and all other direct and indirect expenses and costs incurred by the Participating Employer, the Administrator, the Committee, or the Trust of defending or bringing such action shall be charged against the interest, if any, of such individual under the Plan.

     15.2  Indemnification. Each Participating Employer indemnifies and holds
           ---------------
harmless any of its Employees, officers and directors who may be fiduciaries of the Plan, and the Administrator and each member of the Committee, from and against any and all direct and indirect liabilities, demands, claims, losses, taxes, costs, and expenses, including reasonable attorney's fees, arising out of, relating to, or resulting from any action, inaction or conduct in their official capacity in the administration of this Plan or Trust, or in their defense if a Participating Employer fails to provide such defense; provided, however, that the Administrator or the Member shall not be indemnified and held harmless if his or her action, inaction or conduct arises out of, related to, or results from his or her gross negligence or willful misconduct, or otherwise is in willful violation of the law. The indemnification provisions of this Section shall not relieve any fiduciary from any liability such individual may have under ERISA for breach of a fiduciary duty. Each Participating Employer may purchase insurance to satisfy its obligations under this Section 15.2.

     15.3  No Enlargement of Plan Rights. Each individual agrees, as a condition
           -----------------------------
of participation in this Plan, that he or she shall look solely to the assets of the Trust for the payment of any benefit under the Plan.

     15.4  No Enlargement of Employment Rights. Nothing appearing in or done
           -----------------------------------
pursuant to the Plan shall be construed to give any individual a legal or equitable right or interest in the assets of the Trust or distribution therefrom (except as expressly provided in the Plan), nor against any Participating Employer (except as expressly provided herein), or to create or modify any contract of employment between a Participating Employer and any Employee or to obligate a Participating Employer to continue the services of any Employee.

     15.5  Interpretation. The headings contained in this Plan or in an Appendix
           --------------
hereto, and in the table of contents to the Plan are for reference purposes only, and shall not affect in any way the meaning or interpretation of the Plan. Any capitalized term used in any Appendix hereto, but not otherwise defined therein, shall have the meaning assigned to such term in the Plan. The masculine pronoun shall include the feminine pronoun or the singular the plural, where the context so indicates.

     15.6  Governing Law. This Plan shall be construed, administered and
           -------------
governed in all respects in accordance with ERISA, the Code and other pertinent Federal laws and, to the extent not preempted by ERISA, in accordance with the laws of the State of California (irrespective of the choice of law principles of the State of California as to all matters); provided, however, that if any provision is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with the Plan being a tax-qualified plan and related tax-exempt trust under Code Sections 401(a) and 501(a), respectively.

     15.7  Non-Alienation of Benefits. None of the benefits, payments, proceeds
           --------------------------
or claims of any Participant under the Plan shall be subject to any claim or any creditor of any Participant, and, in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor of any Participant, nor shall any Participant have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits, payments or proceeds which he ore she is or may be entitled to receive from the Plan, other than:

           (a)  federal tax levies and executions on federal tax judgments;

           (b) payments made from the Accounts of a Participant in satisfaction of the rights of Alternate Payees pursuant to a Qualified Domestic Relations Order under Section 7.6;

           (c) enforcement of any security interests or offset rights applicable to the Account of a Participant pursuant to the loan provisions of
Section 6.18 or

           (d) any offset of a Participant's Account under the Plan against an amount the Participant is ordered to pay due to a judgement or settlement described in Code Section 401(a)(13)(C).

     15.8  No Reversion. Notwithstanding any contrary provision of the Plan
           ------------
(except as provided in Section 5.4), no part of the assets in the Trust shall revert to the Employer, and no part of such assets, other than that amount required to pay taxes or reasonable administrative expenses of the Plan, shall be used for any purpose other than exclusive benefit of Employees or their Beneficiaries. However, upon the Company's request, the Trustee shall return the appropriate amount to a Participating Employer under any of the following circumstances:

           (a) the amount was all or part of an Employer Contribution which was made as a result of a mistake of fact and the amount contributed is returned to the Participating Employer within one (1) year after the date of the mistaken payment; or

           (b) the amount was all or part of an Employer Contribution which was conditioned on its deductibility under Code Section 404 and this condition is not satisfied, and the amount is returned to the Participating Employer within one (1) year after the date on which the deduction was disallowed;

provided, however, any such excess amounts shall be reduced to the extent there are negative Earnings attributable thereto.

     15.9  Conflict. In the event of any conflict between the respective
           --------
provisions of the Plan and the Trust Agreement relating to the rights, obligations and duties of the Trustee, then the applicable provisions of the Trust Agreement shall control. In all other cases, in the event of any conflict between the Plan and the terms of any contract or agreement issued hereunder or with respect hereto, the Plan shall control.

     15.10  Severability. If any provision of the Plan, or the application
            ------------
thereof to any individual or circumstance, is deemed invalid or unenforceable by a court of competent jurisdiction, then the remainder of the Plan, or the application of such term or provision to individuals or circumstances other than those as to whom it is held invalid or unenforceable, shall not be affected thereby, and each provision of the Plan shall be valid and enforceable to the fullest extent permitted by law.

     15.11  Conditional Restatement. This Plan is restated on the express
            -----------------------
condition that it shall be considered by the Internal Revenue Service as continuing to qualify under Code Sections 401(a), 401(k), 401(m) and 501(a). In the event that the Internal Revenue Service determines that the Plan does not continue to qualify under the Code, then the restatement of the Plan shall be of no force or effect.

                                EXECUTION PAGE
                                --------------

          This Plan may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                              APPROVAL OF COMPANY

     IN WITNESS WHEREOF, the Plan is hereby restated as of the Effective Date and executed on this ___ day of December, 1999.

                                    EXPONENT, INC.

                                    By:  ___________________________

                                    Its: ___________________________

                     CONSENT OF COMMITTEE MEMBERS C AND D

     IN WITNESS WHEREOF, the consent of Members C and D of the Committee, as required by Section 3.2(B)(6) of the Pension Plan as in effect prior to its merger with and into the Plan, and by Section 7.6(g) of the Plan, are hereby given as of this ___ day of December, 1999, in order to approve the restated Plan.

                                    By:  ___________________________

                                    Committee Member C

                                    By:  ___________________________

                                    Committee Member D

                                  APPENDIX A
                                  ----------

                 GUIDELINES FOR ANNUITY FORMS OF DISTRIBUTION

     The provisions of this Appendix A are intended to set forth the guidelines for providing annuities as a form of distribution under the Plan. Annuities shall only be offered to certain Participants (or Surviving Spouses or Beneficiaries thereof, as applicable) to the extent required to comply with Code
Section 411(d)(6), as more specifically detailed in the subsequent Appendices.

     A.1  Definitions.
          -----------

     For purposes of applying the provisions of the subsequent Appendices (unless specified otherwise), as applicable, the following definitions shall be in effect:

          (a)  Annuity Contract.  "Annuity Contract" means a paid-up,
               ----------------
non-transferable annuity contract issued by an insurance company qualified to do business in the State of California. Any annuity benefits to which a Participant (or his or her Surviving Spouse or Beneficiary) is entitled under the Plan shall be provided under an Annuity Contract purchased by the Administrator with the balance credited to the Participant's Account at the time of such purchase. The amount of such benefit shall be determined in accordance with the annuity purchase rates in effect at the time for the Annuity Contract. The purchase of the Annuity Contract shall be effected immediately prior to the date benefits are to commence under the Plan, and the purchased Annuity Contract shall be distributed to the Participant as soon as administratively feasible.

          (b)  Annuity Starting Date.  "Annuity Starting Date" means the first
               ---------------------
day of the first period for which an amount is payable as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all the events have occurred which entitle the Participant (or his or her Surviving Spouse or Beneficiary, as applicable) to such benefit.

          (c)  Joint and Last Survivor Life Expectancy.  "Joint and Last
               ---------------------------------------
Survivor Life Expectancy" means the joint and last survivor life expectancy calculated for the Participant and his or her Spouse or Beneficiary in accordance with the expected return multiples in Table VI of Regulation Section 1.72-9. Unless otherwise elected by the Participant (or, if applicable, his or her Spouse) prior to the time the distribution of benefits is required to begin under the Plan, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (and his or her Spouse or Beneficiary, if applicable) and shall apply to all subsequent years. However, the life expectancy of a non-spouse Beneficiary shall not be recalculated.

          (d)  Life Expectancy. "Life Expectancy," for purposes of the
               ---------------
Appendices, means the life expectancy calculated for the Participant or his or her Surviving Spouse or Beneficiary in accordance with the expected return multiples in Table V of Regulation Section 1.72-9. Unless otherwise elected by the Participant (or, if applicable, his or her Surviving Spouse) prior to the time the distribution of benefits is required to begin under the Plan, life expectancy shall be recalculated annually. Such election shall be irrevocable as to the Participant (and his or her Surviving Spouse or

Beneficiary, as applicable) and shall apply to all subsequent years. However, the life expectancy of a non-spouse Beneficiary shall not be recalculated.

          (e)  Qualified Joint and Survivor Annuity.  "Qualified Joint and
               ------------------------------------
Survivor Annuity" means an annuity for the life of the Participant with a survivor annuity for the remaining life of the Surviving Spouse (or, to the extent provided in a subsequent Appendix, the Beneficiary) equal to a specified percentage of the annuity payable during the joint lives of the Participant and his or her Spouse (or to the extent provided in a subsequent Appendix, the Beneficiary). Such annuity shall be the actuarial equivalent of the balance credited to the Participant's Account at the time the Annuity Contract is purchased.

          (f)  Qualified Preretirement Survivor Annuity. "Qualified
               ----------------------------------------
Preretirement Survivor Annuity" means an annuity for the life of the Surviving Spouse of a Participant who dies before his or her Annuity Starting Date which is the actuarial equivalent of the balance credited to the Participant's Account at the time the Annuity Contract is purchased.

          (g)  Required Beginning Date. "Required Beginning Date" shall have
               -----------------------
the meaning assigned to such term in Section 6.12(a).

          (h)  Normal Retirement Age. "Normal Retirement Age" shall mean the age
               ---------------------
specified in Section 2.28.

          (i)  Straight Life Annuity. "Straight Life Annuity" means an annuity
               ---------------------
payable for the life of the Participant which is the actuarial equivalent of the balance credited to the Participant's Account at the time the Annuity Contract is purchased.

     A.2  Qualified Joint and Survivor Annuity.
          ------------------------------------

          (a)  Written Explanation. If the balance credited to the Participant's
               -------------------
Account at the time distribution is to commence exceeds Five Thousand Dollars ($5,000) (as prescribed in Sections 6.8(b) and (c)), then the Administrator shall furnish to the Participant and his or her Spouse a written explanation of the terms and conditions of the Qualified Joint and Survivor Annuity, including the circumstances under which it will be provided. In addition, if the Qualified Joint and Survivor Annuity is the automatic form of distribution, then the written explanation shall also include: (i) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity;
(ii) the rights of the Spouse with respect to such election, including the Spouse's right to limit his or her consent to a specific Beneficiary or a specific form of benefit; and (iii) the right to revoke an election and the effect of such a revocation. The Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Participant no less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date.

          (b)  Request for Additional Information. After the written
               ----------------------------------
explanation of the Qualified Joint and Survivor Annuity is given, a Participant or his or her Spouse may make a written request for additional information. Upon receipt of the written request for additional information, the Administrator shall provide a written explanation in nontechnical language which will explain the terms and conditions of the Qualified Joint and Survivor Annuity and the financial effect upon the Participant's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Joint and Survivor Annuity. The written explanation must be personally delivered or mailed (first class mail, postage prepaid) to the Participant and his/her Spouse within thirty (30) days after the date of the written request. The Administrator need not comply with more than one such request by a Participant or his or her Spouse.

          (c)  Election to Waive Qualified Joint and Survivor Annuity. An
               ------------------------------------------------------
election to waive the Qualified Joint and Survivor Annuity shall only be required if such form of distribution is the automatic form, as specified in the subsequent Appendices. Accordingly, to the extent applicable, an election to waive the Qualified Joint and Survivor Annuity may not be made by the Participant (and if the Participant is married on his or her Annuity Starting Date, the Participant's Spouse (or, if either the Participant or the Spouse has died, the survivor)) before the date he or she is provided with notice of the ability to waive the Qualified Joint and Survivor Annuity. A Participant's (and, if applicable, his or her Spouse) election to waive the Qualified Joint and Survivor Annuity can be made during the ninety (90)-day period ending on the Annuity Starting Date. Spousal consent shall be in the form and manner prescribed in Section A.6(c).

     A.3  Qualified Preretirement Survivor Annuity.
          ----------------------------------------

          (a)  Written Explanation. The Administrator shall furnish to the
               -------------------
Participant a written explanation of the following: (i) the terms and conditions of the Qualified Preretirement Survivor Annuity, including the circumstances under which it will be provided; (ii) the Participant's right to make, and the effect of, an election to waive the Qualified Preretirement Survivor Annuity;
(iii) the rights of the Spouse with respect to such election, including the Spouse's right to limit his or her consent only to a specific Beneficiary; and
(iv) the right to make, and the effect of a revocation of an existing election. The Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Participant within the applicable period. The applicable period for a Participant is whichever of the following periods ends last:

               (i) the period beginning one (1) year before the date the individual becomes a Participant and ending one (1) year after such date; or

               (ii) the period beginning one (1) year before the date the Participant's Spouse is first entitled to a Qualified Preretirement Survivor Annuity and ending one (1) year after such date.

If such notice is given before the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35), then an additional notice shall be given within such period. If a Participant ceases to be an Employee before attaining age thirty-five (35), then an additional notice shall be given within the period beginning one (1) year before the date the Participant ceases to be an Employee and ending one (1) year after such date.

          (b)  Request for Additional Information. After the written explanation
               ----------------------------------
of the Qualified Preretirement Survivor Annuity is given, a Participant or his or her Spouse may make a written request for additional information. Upon receipt of a timely request for additional information, the Administrator shall provide a written explanation in nontechnical language which will explain the terms and conditions of the Qualified Preretirement Survivor Annuity and the financial effect upon the Spouse's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Preretirement Survivor Annuity. The written explanation must be personally delivered or mailed (first class mail, postage prepaid) to the Participant or his or her Spouse within thirty (30) days from the date of the written request. The Administrator need not comply with more than one such request by a Participant or his or her Spouse.

          (c)  Election to Waive Qualified Preretirement Survivor Annuity.  An
               ----------------------------------------------------------
election to waive the Qualified Preretirement Survivor Annuity may not be made by the Participant before the date he or she is provided with the notice of the ability to waive the Qualified Preretirement Survivor Annuity. A Participant's election to waive the Qualified Preretirement Survivor Annuity which is made before the first day of the Plan Year in which he or she reaches age thirty-five
(35) shall become invalid on such date. However, an election made by a Participant after he or she ceases to be an Employee will not become invalid on the first day of the Plan Year in which he or she reaches age thirty-five (35) with respect to death benefits payable from his or her Account.

     A.4  Election of Optional Forms of Benefit.
          -------------------------------------

          (a)  Written Explanation. If the balance credited to the Participant's
               -------------------
Account at the time distribution is to commence is in excess of Five Thousand Dollars ($5,000) (as prescribed in Sections 6.8(b) and (c)), then the Administrator shall furnish to the Participant and his or her Spouse a written explanation of the optional forms of retirement benefit provided under the Plan, including (without limitation): (i) the material features and relative values of each automatic and optional form, in a manner which complies with the notice requirements of Code Section 417(a)(3)), and (ii) the right of the Participant and his or her Spouse to defer distribution until the benefit is no longer immediately distributable.

          (b)  Election. The Administrator shall furnish the written explanation
               --------
by a method reasonably calculated to reach the attention of the Participant no less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date. In addition, if the Qualified Joint and Survivor Annuity is the automatic form of distribution and if the Participant should, after having received the written explanation of the Qualified Joint and Survivor Annuity, affirmatively elect a form of distribution other than the Qualified Joint and Survivor Annuity or the Qualified Preretirement Survivor Annuity, then the election shall be valid only if the consent requirements of paragraph (c) below are met.

          (c)  Consent.  If the Qualified Joint and Survivor Annuity is the
               -------
automatic form of distribution, as specified in any of the subsequent Appendices, then the following consent provisions are applicable:

               (i)   Requirement of Consent. Any benefit which is immediately
                     ----------------------
distributable or payable in a form other than a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity requires the written consent of the Participant and his other Spouse prior to distribution. Spousal consent will not be required if the Participant establishes to the satisfaction of the Administrator that the consent of the Spouse cannot be obtained because there is no Spouse or the Spouse cannot be located. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or 415. A benefit is immediately distributable if any part of the benefit could be distributed to the Participant (or surviving Spouse) before the Participant attains (or would have attained if not deceased) Normal Retirement Age or, if later, age sixty-two
(62).

               (ii)  Form of Consent.  The consent of the Participant and, if
                     ---------------
applicable his or her Spouse must be made in writing and witnessed by a Plan representative or notary public. In the event the Spouse elects to waive the Qualified Joint and Survivor Annuity and/or Qualified Preretirement Survivor Annuity, then the Spouse shall have the right to limit such consent only to a specific Beneficiary or a specific form of distribution. The Spouse can relinquish one or both of those rights. The Spouse's consent must acknowledge the effect of the waiver, including: (A) the Spouse had the right to limit his or her consent only to a specific Beneficiary or, if applicable, to a specific form of benefit; (B) the Spouse voluntarily relinquished one or both of those rights; and (C) the Spouse understands the effect such consent has upon the benefits which would otherwise be payable to him or her under the automatic forms of benefit in effect under the Plan. Unless the consent of the Spouse expressly permits designations by the Participant without a requirement of further consent by that Spouse, the Spouse's consent shall be limited to the form of benefit, if applicable, and the Beneficiary or Beneficiaries named in the election. A Spouse's consent shall not be valid with respect to any other Spouse. A Participant may revoke the prior election without his or her Spouse's consent. However, any new election to receive a distribution in any form other than in an automatic form, as specified in the subsequent Appendices, as applicable, shall require spousal consent unless the Spouse's consent expressly permits such election by the Participant without further consent by that Spouse. The Spouse's consent may be revoked at any time within the Participant's election period.

               (iii) Timing of Consent. The consent of the Participant or his or
                     -----------------
her Spouse to a benefit which is immediately distributable must not be made before the date the Participant and his or her Spouse are provided with the notice of the ability to defer the distribution and the explanation of the optional benefit forms. Not less than thirty (30) days nor more than ninety (90) days prior to the date specified for distribution, the Participant (and, if applicable, his or her Spouse) shall be provided with written information relating to his or her right to defer such distribution in accordance with the guidelines set forth in this Appendix.

     A.5  Special Payment Date. The Participant may elect an Annuity Starting
          --------------------
Date which is less than thirty (30) days after the written explanation under Sections A.2 and A.3 is furnished to the Participant and his or her Spouse, provided the following requirements are met: (i) the Administrator provides information to the Participant clearly indicating that the Participant has a right to at least a thirty (30)-day period in which to consider whether to waive the Qualified Joint and

Survivor Annuity and consent to another form of distribution; (ii) the Participant is permitted to revoke an affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the seven (7) day period beginning with the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; (iii) the Annuity Starting Date must be a date after the date that the explanation is provided to the Participant, but may be a date before the date that an affirmative distribution election is made by the Participant; and
(iv) the distribution must not actually commence before the expiration of the foregoing seven (7)-day period.

     A.6  Timing of Death Distribution.  Distribution shall generally be made at
          ----------------------------
such time and in such manner as set forth in Section 6.8, except as follows:

          (a) If the Participant dies after distribution of his or her interest has begun on his or her Required Beginning Date, then the remaining portion of such interest shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

          (b) If the Participant dies before distribution of his or her interest begins on his or her Required Beginning Date, then the election period of the Beneficiary (including the Surviving Spouse) shall begin on the date the Participant dies and end on the date benefits to such Beneficiary or Spouse must begin pursuant to the provisions of this Section. Distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death, except to the extent that an election is made to receive distributions in accordance with paragraph (b)(i) or (b)(ii) below:

               (i) to the extent any portion of the Participant's interest is payable to a Beneficiary, distribution may be made over the life or over a period certain not greater than the Life Expectancy of that Beneficiary, with such distribution to commence on or before December 31 of the calendar year immediately following the calendar year in which the Participant died; or

               (ii) to the extent the distribution is to be made to the Participant's Surviving Spouse, the date such distribution must begin in accordance with paragraph (b)(i) above shall not be earlier than the later of:

               (iii) December 31 of the calendar year immediately following the calendar year in which the Participant died, and

               (iv) December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2).

          (c) If the Participant has not made an election by his or her death, the Participant's Beneficiary must elect the method of distribution no later than the earlier of:

               (i) December 31 of the calendar year in which distributions would be required to begin under this Section, or

               (ii) December 31 of the calendar year containing the fifth (5th) anniversary of the date of the Participant's death.

          (d) If the Participant has no Beneficiary or if the Beneficiary does not elect a method of distribution, then distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

          (e) For purposes of paragraphs (b) and (c) above, if the Surviving Spouse dies after the Participant but before payments to such Spouse begin, the provisions of the applicable paragraph (b) or (c) shall be applied as if the Surviving Spouse were the Participant.

     A.7  Spousal Consent. All distributions from Plan Accounts that may be made
          ---------------
pursuant to one or more of the distributable events in Sections 6.9 through 6.19 and the applicable Appendices are subject to the Spousal Consent requirements contained in Code Sections 411(a)(11) and 417.

                                  APPENDIX B
                                  ----------

           FORM OF BENEFIT DISTRIBUTIONS FOR PARTICIPANTS COMMENCING
                     PARTICIPATION BEFORE JANUARY 2, 1999

     The provisions of this Appendix B shall apply only to those Participants who had an Account under the Plan before January 2, 1999, and shall, as supplemented by Article VI and Appendix A, govern all distributions made to those Participants (or their Surviving Spouses or Beneficiaries) from any Account maintained on their behalf under the Plan, whether before, on, or after January 2, 1999. Except for such Participants and Participants specified in the subsequent Appendices, no other Participants (or Surviving Spouses or Beneficiaries thereof) who begin participating in the Plan after January 1, 1999, shall be entitled to any of the benefit distribution forms provided under this Appendix B.

     B.1  Automatic Form of Distribution. The automatic form of distribution for
          ------------------------------
any Participant (or his or her Surviving Spouse or Beneficiaries) who had an Account under the Plan before January 2, 1999 (other than as set forth in the subsequent Appendices) shall be a single lump sum payment.

     B.2  Optional Forms of Distribution.  In lieu of the automatic form of
          ------------------------------
distribution provided under Section B.1 above, the Participant may, subject to certain of the requirements of Sections A.2 through A.4, elect to receive the benefit distribution in any of the following optional forms:

          (a) Qualified Joint and 50% Survivor Annuity for any Participant and his or her Beneficiary;

          (b) Qualified Joint and 100% Survivor Annuity for any Participant and his or her Beneficiary; or

          (c) an Annuity Contract providing for a series of periodic cash payments over a period certain of either five (5), ten (10) or fifteen (15) years, as specified, that does not extend beyond the Participant's Life Expectancy; provided, however, if the Participant dies before the expiration of the period certain, payments shall continue for such period to the Participant's Beneficiary.

For purposes of this Appendix B, "Life Expectancy" shall not be calculated after the date that payment first commences.

                                  APPENDIX C
                                  ----------

             MERGER OF PERFORMANCE TECHNOLOGIES, INC. SAVINGS PLAN

     The Performance Technologies, Incorporated Savings Plan (the "PTI Plan") was merged with and into the Exponent, Inc. 401(k) Savings Plan (the "Exponent Plan"), effective on or about May 1, 1999 (the "Merger Date"). The merger of the PTI Plan and the Exponent Plan was effected in accordance with the following provisions:

     C.1  Transfer of Account Balances.  The outstanding account balances under
          ----------------------------
the PTI Plan were transferred to the Exponent Plan through a direct transfer from the trust for the PTI Plan to the Trust for the Exponent Plan, effected on the Merger Date.

     C.2  Amount of Account Balance.  The account balance credited to each
          -------------------------
individual under the PTI Plan immediately prior to the Merger Date was credited to the Account maintained for such individual under the Exponent Plan immediately after the Merger Date. Accordingly, the Account balance maintained under the Exponent Plan for each individual who was a participant in the PTI Plan on the Merger Date was, immediately after the Merger Date, credited with a dollar amount equal to that individual's account balance under the PTI Plan immediately prior to the Merger Date.

     C.3  Investment of Account Balance.  The account balances transferred from
          -----------------------------
the PTI Plan to the Exponent Plan were invested in accordance with each Participant's new investment directive. In the absence of such directives, the transferred account balances were invested in such fund(s) as the Administrator deemed appropriate.

     C.4  Service Credit.  Each Participant in the Exponent Plan shall, for
          --------------
eligibility and vesting purposes under the Exponent Plan, be credited with all Service credited to such Participant for eligibility and vesting purposes under the PTI Plan immediately prior to the Merger Date.

     C.5  Vesting.  The matching and discretionary contributions made by PTI on
          -------
behalf of participants who held account balances in the PTI Plan as of the Merger Date ("PTI Participants"), and who terminated employment with the Employer prior to December 31, 1998, shall be subject to the following vesting schedule:

               Years of Service                   Vested Percentage
               ----------------                   -----------------

               Less than 1 year                           0%
               1 year but less than 2 years              20%
               2 years but less than 3 years             40%
               3 years but less than 4 years             60%
               4 years but less than 5 years             80%
               5 years or more                          100%

     C.6  Protected Benefits.  The terms and provisions of the Exponent Plan
          ------------------
shall govern the rights, benefits and entitlements of all Participants and any other individuals who have an interest in any Account under the surviving Exponent Plan. The terms and provisions of the PTI Plan shall, as of the Merger Date, be extinguished and cease to have any force or effect. However, any benefits accrued under the PTI Plan prior to the Merger Date shall, to the extent those benefits are protected benefits under Code Section 411(d)(6) (the "Protected Benefits"), be preserved under the Exponent Plan and shall not in any way be affected, reduced or eliminated as a result of the merger of the PTI Plan with and into the Exponent Plan. The Protected Benefits for PTI Participants who held account balances in the PTI Plan as of the Merger Date shall include (without limitation) the following:

          (a) The automatic form of benefit distribution for a PTI Participant who has a Spouse on, and does not die before, his or her Annuity Starting Date shall be a Qualified Joint and 50% Survivor Annuity with installment refund.

          (b) The automatic form of benefit distribution for a PTI Participant who has a Spouse on, and dies before, his or her Annuity Starting Date shall be a Qualified Preretirement Survivor Annuity with installment refund. The Surviving Spouse may elect to have such benefit commence at any time prior to the date the Participant would have attained age seventy and one-half (70 1/2) and may also elect to receive the actuarial equivalent of such benefit in any of the optional forms specified in this Section. If the Spouse dies before commencement of the benefit distribution, the Spouse's Beneficiary shall receive the benefit distribution.

          (c) The automatic form of benefit distribution for any Participant who is not married on, and does not die before, his or her Annuity Starting Date is a Straight Life Annuity with installment refund.

          (d) The automatic form of benefit distribution for any unmarried Participant who dies before his or her Annuity Starting Date is a single lump sum payment to the PTI Participant's Beneficiary.

          (e) In addition to the optional forms of benefit distributions specified in Section B.2, the following optional forms of benefit distributions shall be offered to each PTI Participant on his or her Beneficiary, if applicable; provided, however, option (ix) is not available to any Beneficiary:

               (i)   Straight Life Annuity;

               (ii) Straight Life Annuity with a period certain of five (5) years;

               (iii) Straight Life Annuity with a period certain of ten (10) years;

               (iv) Straight Life Annuity with a period certain of fifteen (15) years;

               (v)   Straight Life Annuity with an installment refund;

               (vi) Qualified Joint and 50% Survivor Annuity for any Participant and his or her Beneficiary with installment refund;

               (vii) Qualified Joint and 100% Survivor Annuity for any Participant and his or her Beneficiary with installment refund;

               (viii) an Annuity Contract for any fixed period of whole months which is not less than sixty (60) and does not exceed the Joint and Last Survivor Life Expectancy of the Participant and his or her Beneficiary; provided, however, that the Joint and Last Survivor Life Expectancy shall not be recalculated;

               (ix) a series of substantially-equal annual installments with any balance outstanding at the Participant's death payable to his or her Beneficiary in a single lump sum (if the Participant elects this option he or she may later elect any other option available hereunder); or

               (x)    a single lump sum.

          (f) For purposes of determining when a PTI Participant is eligible for "Early Retirement," "Early Retirement" means the first day of the month after the PTI Participant elects Early Retirement, ceases to be an Employee, and has attained age fifty-five (55).

          (g) For purposes of defining "Disability" under the Exponent Plan, "Disability" means that a PTI Participant is disabled as a result of sickness or injury to the extent that he or she is prevented from engaging in any substantial gainful activity, and is eligible for and receives a disability under Title II of the Federal Social Security Act.

          (h) For purposes of defining "Spouse" or "Surviving Spouse" under the Exponent Plan, "Spouse" or "Surviving Spouse" means the spouse or surviving spouse who has been continuously married to the Participant throughout the one
(1)-year period ending on the date of the Participant's death; provided, however, that a former spouse shall be treated as the spouse or surviving spouse to the extent provided under a Qualified Domestic Relations Order, as described in Section 7.7.

                                  APPENDIX D
                                  ----------

              MERGER OF THE EXPONENT, INC. EMPLOYEE PENSION PLAN

     The Exponent, Inc. Employee Pension Plan (the "Pension Plan") was merged with and into the Exponent, Inc. 401(k) Savings Plan (the "Exponent Plan"), effective on or about May 1, 1999 (the "Merger Date"). The merger of the Pension Plan and the Exponent Plan was effected in accordance with the following provisions:

     D.1  Transfer of Account Balances. The outstanding account balances under
          ----------------------------
the Pension Plan were transferred to the Exponent Plan through a direct transfer from the trust for the Pension Plan to the Trust for the Exponent Plan, effected on the Merger Date.

     D.2  Amount of Account Balance. The account balance credited to each
          -------------------------
individual under the Pension Plan ("Pension Participant") immediately prior to the Merger Date was credited to the Account maintained for such individual under the Exponent Plan immediately after the Merger Date. Accordingly, the Account maintained under the Exponent Plan for each individual who was a Pension Participant on the Merger Date was, immediately after the Merger Date, credited with a dollar amount equal to that individual's account balance under the Pension Plan immediately prior to the Merger Date.

     D.3  Investment of Account Balance. The account balances transferred from
          -----------------------------
the Pension Plan to the Exponent Plan were invested in accordance with each Participant's new investment directive. In the absence of such directives, the transferred account balances were invested in such fund(s) as the Administrator deems appropriate.

     D.4  Service Credit. Each Participant in the Exponent Plan shall, for
          --------------
eligibility and vesting purposes under the Exponent Plan, be credited with all Service credited to such Participant for eligibility and vesting purposes under the Pension Plan immediately prior to the Merger Date.

     D.5  Protected Benefits. The terms and provisions of the Exponent Plan
          ------------------
shall govern the rights, benefits and entitlements of all Participants and any other individuals who have an interest in any Account under the surviving Exponent Plan. The terms and provisions of the Pension Plan shall, as of the Merger Date, be extinguished and cease to have any force or effect. However, any benefits accrued under the Pension Plan prior to the Merger Date shall, to the extent those benefits are protected benefits under Code Section 411(d)(6) (the "Protected Benefits"), be preserved under the Exponent Plan and shall not in any way be affected, reduced or eliminated as a result of the merger of the Pension Plan with and into the Exponent Plan. The Protected Benefits for Pension Participants who held account balances in the Pension Plan as of the Merger Date shall include (without limitation) the following:

          (a) The automatic form of benefit distribution for a Pension Participant who has a Spouse on, and does not die before, his or her Annuity Starting Date shall be a Qualified Joint and 50% Survivor Annuity;

          (b) The automatic form of benefit distribution for a Pension Participant who has a Spouse on, and dies before, his or her Annuity Starting Date shall be a Qualified Preretirement Survivor Annuity. The Surviving Spouse may elect to have such benefit commence at any time prior to the date the Participant would have attained age seventy and one-half (70 1/2) and may also elect to receive the actuarial equivalent of such benefit in any of the optional forms as specified in this Section;

          (c) The automatic form of benefit distribution for any Participant who is not married on, and does not die before, his or her Annuity Starting is a Straight Life Annuity; and

          (d) In addition to the optional forms of benefit distributions specified in Section B.2, the following optional form of benefit distribution shall be offered to Pension Participants:

               (i)   a single lump sum payment;

               (ii) an Annuity Contract payable in substantially-equal annual payments over the life of the Participant;

               (iii) an Annuity Contract payable in annual payments over the life of the Participant and his or her Beneficiary;

               (iv) an Annuity Contract payable in substantially-equal annual payments which shall not exceed the Life Expectancy of the Participant;

               (v) an Annuity Contract payable in substantially-equal annual payments which shall not exceed the Joint and Last Survivor Life Expectancy of the Participant and his or her Beneficiary; or

               (vi) a Qualified Joint and 100% Survivor Annuity (available only for a Participant who has a Spouse and does not die before his or her Annuity Starting Date).

          (e) For purposes of defining "Disability" under the Exponent Plan, "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Disability shall be determined by the Administrator, after consideration of such evidence as it may require, including reports of such physician or physicians as it may designate.

     D.6  FaAA Protected Benefits. Effective as of December 30, 1994, the FaAA
          -----------------------
Plan was merged with and into the Pension Plan. Therefore, in addition to those benefits described above, the following Protected Benefit exists for Participants who held account balances in the FaAA Plan as of the FaAA Merger Date (the "FaAA Participants") the Administrator shall authorize, upon the request of a FaAA Participant, a withdrawal by such FaAA Participant of all or any part of his or her Account balance under the Exponent Plan that is attributable to the balance of such Account as a result of the merger of the FaAA Plan Voluntary Contribution Account into the Pension Plan, and subsequently, into the Exponent Plan.

     D.7  In-Service Withdrawals Prohibited. Notwithstanding any provision of
          ---------------------------------
the Plan or any Appendices to the contrary, to the extent any distribution is otherwise permitted under the Plan prior to the Participant's Normal Retirement, death, Disability, or severance from employment, and prior to the termination of the Plan, the Participant shall not receive a distribution until such time as the Participant incurs a distributable event with respect to his or her FaAA Plan Account and/or Pension Plan Account (and Earnings thereon) within the meaning of Code Section 414(l).

                                      D-3